                                                                Exhibit 10(jjj)


                          PURCHASE AND SALE AGREEMENT



     THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made as of the 30th day of June, 1998 (the "Effective Date"), by and between MADISON PLAZA VENTURE, an Illinois general partnership ("Seller"), having its principal office at 455 North Cityfront Plaza Drive, Suite 3200, Chicago, Illinois 60611, and OVERSEAS PARTNERS CAPITAL CORP., a Delaware corporation ("Purchaser"), having an office at 115 Perimeter Center Place, Atlanta, Georgia 30346.


                                  WITNESSETH:



                                   ARTICLE I



                               PURCHASE AND SALE


     1.1    Agreement of Purchase and Sale.  Subject to the terms and conditions
            ------------------------------
hereinafter
set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:


          (a) that certain tract or parcel of land situated in Cook County, Illinois, more particularly described on Exhibit 1. 1 (a) attached hereto and
                                      -------------------
made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1. 1 being herein referred to collectively as the "Land");

          (b) the buildings, structures, fixtures and other improvements on the Land, including specifically, without limitation, that certain office building located thereon having a street address of 200 West Madison Street, Chicago, Illinois and commonly known as "Madison Plaza" (the property described in clause
(b) of this Section 1. 1 being herein referred to collectively as the "Improvements");

          (c) all of Seller's right, title and interest in and to all tangible personal property upon the Land or within the Improvements, including specifically, without limitation, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property (excluding- cash and proprietary software and electronic work product) used exclusively in connection with the operation of the Land and the Improvements, including, without limitation, the items listed on
Exhibit 1.1 (c) attached hereto and made a part hereof (the property described
---------------
in clause (c) of this Section 1.1 being herein referred to collectively as the "Personal Property");

          (d) all of Seller's right, title and interest in and to all agreements listed and described on Exhibit 1.1(d) (the "Lease Schedule") attached hereto
                                ------
and made a part hereof, pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Seller (the property described in clause (d) of this Section 1. 1 being herein referred to collectively as the "Leases"); and

          (e) all of Seller's right, title and interest in and to (i) all assignable contracts and agreements (collectively, the "Operating Agreements") listed and described on Exhibit 1. I (e) (the "Operating Agreements Schedule")
                        ----------------
attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the date of Closing (as such term is defined in Section 4.1 hereof), including specifically, without limitation, all assignable equipment leases, and (ii) all assignable existing warranties and guaranties (expressed or implied) issued to Seller in connection with the Improvements or the Personal Property (the property described in this Section 1. 1 (e) being sometimes herein referred to collectively as the "Intangibles").

          1.2    Property Defined.  The Land, the Improvements, the Personal
                 ----------------
Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "Property."

          1.3  Permitted Exceptions.  The Property shall be conveyed subject to
               --------------------
the matters which are, or are deemed to be, Permitted Exceptions pursuant to
Article II hereof (herein referred to collectively as the "Permitted
Exceptions").

          1.4  Purchase Price.  Seller is to sell and Purchaser is to purchase
               --------------
the Property for a total of ONE HUNDRED NINETY-SIX MILLION ONE HUNDRED EIGHTY-NINE THOUSAND AND N01100 DOLLARS ($196,189,000.00) (the "Purchase Price").

          1.5  Payment of Purchase Price.  The Purchase Price, as increased or
               -------------------
decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Purchaser prior to the Closing. Wiring instructions shall be delivered to Purchaser in writing not less than three (3) days prior to the Closing.

          1.6  Earnest Money.  Upon the execution and delivery of this
               -------------
Agreement, Purchaser shall deposit with Commonwealth Land Title Insurance Company (the "Escrow Agent"), the sum of Two Million and no/100 Dollars ($2,000,000.00) (the "Earnest Money") in good funds, either by certified bank or cashier's check or by federal wire transfer. The Escrow Agent shall hold the Earnest Money in an interest-bearing account in accordance with the terms and conditions of an escrow agreement entered into among Seller, Purchaser and Escrow Agent simultaneously with the execution of this Agreement. All interest accruing on such sum shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. At Purchaser's option, Purchaser may substitute an irrevocable, unconditional letter of credit for the benefit of the Escrow Agent in the amount of $2,000,000.00 (the issuer and the form and substance of which letter of credit must be acceptable to Seller in all respects) for the good funds Earnest Money deposit required above.

                                   ARTICLE II

                                TITLE AND SURVEY

        2.1   Commitment for Title Insurance.  Seller has delivered to
              ------------------------------
Purchaser, a commitment to issue an ALTA Owner's Policy - 1992 identified as File No. H455-1295 with an effective date of April 2, 1998, First Revision (the "Title Commitment") covering the Land and Improvements from Commonwealth Land Title Insurance Company (the "Title Company"), showing all matters affecting title to the Property and binding the Title Company to issue at Closing an Owner's Policy of Title Insurance in the full amount of the Purchase Price pursuant to Section 2.4 hereof, together with copies of all instruments referenced in Schedule B thereof.

        2.2    Survey.  Seller has delivered to Purchaser and the Title Company
               ------
an ALTA survey of the Property (the "Survey") prepared by Chicago Guarantee Survey Company ("Surveyor") dated May 7, 1998 which is certified to Seller, Purchaser and the Title Company.

       2.3  Intentionally Omitted.
            ---------------------

       2.4  Conveyance of Title.  At Closing, Seller shall convey and transfer
            -------------------
to Purchaser such title to the Property as will enable the Title Company to issue to Purchaser an ALTA Owner's Policy of Title Insurance - 1992 (the "Title Policy") covering the Land and Improvements, in the full amount of the Purchase Price with "extended coverage". ALTA Form 3.1 zoning endorsement and such other endorsements as Purchaser may reasonably require, subject only to the Permitted Exceptions. The Title Company will retain $50,000,000 of liability and cede $30,000,000 to Transnation Title Insurance Company, $80,000,000 to Lawyers Title Insurance Corporation and the balance to First American Title Insurance Company. Notwithstanding anything contained herein to the contrary, the Property shall be conveyed subject to the following matters, which shall be deemed to be Permitted
Exceptions:

            (a) the rights of tenants, as tenants only, under the Leases and any new Leases entered into between the Effective Date and Closing in accordance with the terms of this Agreement;

            (b) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing;

            (c) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property; and

            (d) matters appearing in the Survey;

            (e) items appearing in any later date to the Title Commitment or shown on any later version of the Survey and, in either case, not objected to by Purchaser or waived or deemed waived by Purchaser in accordance with Section 2.5 hereof; and

            (f)  acts of Purchaser and parties acting by or through Purchaser.

     2.5  Pre-Closing "Gap" Title Defects.  Purchaser may, at or prior to
          -------------------------------
Closing, or at or prior to the expiration of the Inspection Period (with regard to any objections raised in any later date of the Title Commitment delivered to Purchaser no later than three (3) business days prior to the expiration of the Inspection Period), notify Seller in writing of any objections to title first raised by the Title Company or the Surveyor between (a) the effective date of the Title Commitment referred to above, and (b) the date on which the transaction contemplated herein is scheduled to close. With respect to any objections to title set forth in such notice, except any New Exception (as hereinafter defined), Seller shall have the right to cure such objections but shall not be obligated to cure any such objections unless any such objection is a New Exception. The term "New Exception" shall mean any exceptions to title arising after the effective date of the Title Commitment which resulted from the intentional act or omission of Seller. Within three (3) business days after receipt of Purchaser's notice of such objections, Seller shall notify Purchaser in writing whether Seller elects to attempt to cure such objections. If Seller elects to attempt to cure, Seller shall have until the date of Closing to attempt to remove, satisfy or cure the same and for this purpose Seller shall be entitled to a reasonable adjournment of the Closing if additional time is required to a date mutually satisfactory to Seller and Purchaser, but in no event shall the adjournment exceed sixty (60) days after the date for Closing set forth in Section 4.1 hereof. If any such objection is the result of a New Exception, Seller shall remove, satisfy or cure the same or, with respect to those New Exceptions that can be satisfied by paying determinable sums of money such as mortgages, judgment liens and mechanics' liens, to cause the Title Company to provide affirmative insurance reasonably satisfactory to Purchaser over same, and for this purpose Seller shall be entitled to a reasonable adjournment of the Closing if additional time is required to a date mutually satisfactory to Seller and Purchaser, but in no event shall the adjournment exceed sixty (60) days after the date for Closing set forth in Section 4. 1 hereof, provided that Seller shall not be entitled to an adjournment of Closing as a result of a New Exception that can be satisfied by paying determinable sums of money. If Seller elects not to cure any objections, except a New Exception, specified in Purchaser's notice, or if Seller is unable to effect a cure of same prior to the Closing (or any date to which the Closing has been adjourned), Purchaser shall have the following options: (i) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any matter objected to by Purchaser which Seller is unwilling or unable to cure, and without reduction of the Purchase Price; or (ii) terminate this Agreement by sending written notice thereof to Seller, and upon delivery of such notice of termination, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. If Seller notifies Purchaser that Seller does not intend to attempt to cure any such title objection (other than a New Exception), Purchaser shall, within five (5) business days after such notice has been given, notify Seller in writing whether Purchaser shall elect to accept the conveyance under clause (i) or to terminate this Agreement under clause (ii).
If the objection to title is the result of a New Exception, and Seller is unable to cure such objection in the matter described above, then Purchaser shall have the right to attempt to effect a cure within a reasonable period of time (and for this purpose Purchaser shall be entitled to a reasonable adjournment of the Closing if additional time is required. but in no event shall the adjournment exceed 60 days after the date for Closing set forth in Section 4.1 hereof) and upon effecting a cure, to offset the costs of such cure against the Purchase Price due at Closing. If Purchaser elects to exercise its right to effect such cure and fails to effect a cure, then Purchaser shall have the option afforded under clauses (i) and (ii) above.


                                  ARTICLE III

                               INSPECTION PERIOD

     3.1  Right of Inspection.  During the period beginning on May 4, 1998 and
          -------------------
ending at 5:00 p.m. (local time at the Property) on June 18, 1998 (hereinafter referred to as the "Inspection Period"), and thereafter until Closing, Purchaser shall have the right to make a non-intrusive physical inspection of the Property, to perform non-intrusive tests on the Property and to examine at such place or places at the Property, in the offices of the property manager or elsewhere as the same may be located, and to make copies of, any operating files maintained by Seller or its property manager in connection with the leasing, maintenance and/or management of the Property, including, without limitation, the Leases, lease files, Operating Agreements, insurance policies, bills, invoices, receipts and other general books and records relating to the income and expenses of the Property, real estate tax records, correspondence, budgets (for 1998 and prior years), surveys, plans and specifications, warranties for services and materials provided to the Property, engineering reports, environmental audits and similar materials, but excluding materials not directly related to the leasing, maintenance and/or management of the Property such as Seller's partnership agreement, internal memoranda, financial projections, appraisals, partnership accounting and income tax records and similar proprietary or confidential information. At Purchaser's request, Seller shall deliver to Purchaser copies of the Leases and the Operating Agreements. Intrusive inspections or tests of the Property, including, without limitation, Phase II environmental tests, which Purchaser may desire to perform, may only be performed with Seller's prior consent, which consent will not be unreasonably withheld or delayed, and upon such conditions as Seller may impose, including, without limitation, the furnishing of additional insurance and the required presence of Seller or its representatives. At Purchaser's request, Seller shall afford Purchaser the opportunity to discuss the Property with Seller's property manager, leasing agent and real estate tax consultant at such reasonable times as Purchaser may from time to time request and, in the presence of Seller or its representatives if Seller elects to be present. provided that nothing discussed with said parties' shall be deemed to be a representation or warranty of Seller hereunder. Purchaser understands and agrees that any on-site inspections or testing of the Property shall be conducted upon at least twenty-four (24) hours' prior notice to Seller and, if Seller elects to be present at the time scheduled for inspection or testing by Purchaser, in the presence of Seller or its representative. Any such inspections and testing shall be performed by companies selected by Purchaser and approved by Seller, which approval shall not be unreasonably withheld, delayed or conditioned. Purchaser agrees to repair any damage to the Property and to indemnify Seller against and hold Seller harmless from any claim for liabilities, costs, expenses (including reasonable attorneys' fees actually incurred) damages or injuries arising out of or resulting from the inspection or testing of the Property by Purchaser or its consultants or agents, and notwithstanding anything to the contrary in this Agreement, such obligation to repair and to indemnify and hold harmless Seller shall survive Closing or any termination of this Agreement, provided. however, that the foregoing indemnity shall not apply to any damages which Seller may incur, merely from the fact that such inspections or tests show that Hazardous Substances or adverse or undesirable environmental conditions exist at the Property or that result from the release of existing Hazardous Substances not brought onto the Property by Purchaser or its agents or consultants and not resulting from the negligent acts or omissions of Purchaser or its agents or consultants. Purchaser shall maintain and shall ensure that Purchaser's consultants maintain public liability and property damage insurance in the amount of $2,000,000 and in form and substance adequate to insure against all liability of Purchaser and its consultants, respectively, and each of its agents, employees or contractors, arising out of the inspections or testing. All inspections and testing shall occur at reasonable times agreed upon by Seller and Purchaser and shall be conducted so as not to interfere unreasonably with use of the Property by Seller or its tenants.

                                   ARTICLE IV

                                    CLOSING

    4.1  Time and Place.  The consummation of the transaction contemplated
         --------------
hereby ("Closing") shall be held at the offices of Seller's counsel, Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois, at 10:00 a.m. on July 8, 1998 or such earlier date mutually agreed to by Seller and Purchaser. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3, the performance of which obligations shall be concurrent conditions.


    4.2  Seller's Obligations at Closing.  At Closing, Seller shall:
         -------------------------------

         (a) deliver to Purchaser a duly executed trustee's deed (the "Deed") in recordable form, conveying the Land and Improvements. subject only to the Permitted Exceptions:

         (b) deliver to Purchaser a duly executed bill of sale conveying the Personal Property without warranty of title or use and without warranty, expressed or implied, as to merchantability and fitness for any purpose;

         (c) assign to Purchaser, and Purchaser shall assume, the landlord/ lessor interest in and to the Leases by duly executed assignment and assumption agreement pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining to the Leases arising prior to Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining to the Leases arising from and after the Closing, including without limitation, claims made by tenants with respect to tenants' security deposits to the extent paid, credited or assigned to Purchaser;

        (d) to the extent assignable, assign to Purchaser, and Purchaser shall assume, Seller's interest in the Operating Agreements and the other Intangibles by duly executed assignment and assumption agreement pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining to the Operating Agreements arising prior to Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining to the Operating Agreements arising from and after the Closing;

        (e) deliver to Purchaser such Tenant Estoppels (as defined in Section 4.6(d) hereof) as are in Seller's possession and such Seller Estoppels (as defined in Section 4.6(d) hereof) as Seller may elect to deliver;

        (f) join with Purchaser to execute a notice in form and content reasonably satisfactory to Purchaser and Seller which Purchaser shall send to each tenant under each of the Leases informing such tenant of the sale of the Property and of the assignment to Purchaser of Seller's interest in, and obligations under, the Leases (including, if applicable any security deposits) and directing that all rent and other sums payable after the Closing under each such Lease shall be paid as set forth in the notice;

         (g) deliver to Purchaser a certificate, dated as of the date of Closing and executed on behalf of Seller by a duly authorized officer thereof, stating that the representations and warranties of Seller contained in this Agreement are true and correct in all material respects as of the date of Closing (with appropriate modifications of those representations and warranties made in
Section 5.1 hereof to reflect any changes therein including without limitation any changes resulting from actions under Section 5.4 hereof) or identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of Closing and
(ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Seller to prevent; provided, however. that the occurrence of a change which is not permitted hereunder or is beyond the reasonable control of Seller to prevent shall, if materially adverse to Purchaser, constitute the non-fulfillment of the condition set forth in Section 4.6(b); if, despite changes or other matters described in such certificate, the Closing occurs, Seller's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

         (h) deliver to Purchaser such evidence as Purchaser's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

         (i) deliver to Purchaser an affidavit duly executed by Seller stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act;

          (j) deliver to Purchaser the Leases, Operating Agreements and licenses and permits, if any, in the possession of Seller or Seller's agents (including Miglin-Beitler Management Co. ("Manager"), the on-site manager of the Property), together with the leasing and property files and records currently maintained in the management office (without removal from such files of materials which were contained therein during Purchaser's inspection of same during the Inspection Period, other than Manager's proprietary materials) and such other leasing and property files and records as are material in connection with the continued operation, leasing and maintenance of the Property. Purchaser shall cooperate with Seller for a period of seven (7) years after Closing (or such shorter period that Purchaser owns the Property unless Purchaser has retained such files and records following its sale of the Property) in case of Seller's need in response to any legal requirement, a tax audit, tax return preparation or litigation threatened or brought against Seller, by allowing Seller and its agents or representatives access, upon reasonable advance notice (which notice shall identify the nature of the information sought by Seller), at all reasonable times and at Seller's cost and expense, to examine and make copies of any and all such instruments, files and records delivered by Seller to Purchaser, which right shall survive the Closing;

          (k) deliver to Purchaser possession and occupancy of the Property, subject only to the Permitted Exceptions;

          (l) deliver to the Title Company such documents as are required by the Title Company to issue the Title Policy and the endorsements thereto required hereby, including a "gap undertaking", ALTA Statement and any required lien waivers; and

          (m) deliver to Purchaser the disclosure documentation, if any, required pursuant to the Illinois Responsible Property Transfer Act.

          (n) deliver to Purchaser an indemnity agreement in form reasonably acceptable to Purchaser relating to amounts. if any, which may be payable by Seller to the Illinois Department of Revenue pursuant to the provisions of
Section 902(d) of the Illinois Income Tax Act or to the City of Chicago pursuant to the provisions of Section 3-4-140 of the Uniform Revenue Procedures Act.

          (o) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

     4.3  Purchaser's Obligations at Closing.  At Closing, Purchaser shall:
          ----------------------------------

          (a) pay to Seller the full amount of the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 1.5 above, it being agreed that at Closing the Earnest Money shall be delivered to Seller and applied towards payment of the Purchase Price;

          (b) join Seller in execution of the instruments described in Sections 4.2(c), 4.2(d), and 4.2(f) above;

          (c) deliver to Seller a certificate executed by Purchaser confirming that the representations and warranties of Purchaser set forth in Section 5.5 are true and correct in all material respects on the date of Closing;

          (d) deliver to Seller such evidence as Seller's counsel and/or THE Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser; and

          (e) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

     4.4  Credits and Prorations.
          ----------------------

          (a) The following shall be apportioned with respect to the Property as of 12:01 a.m., on the day of Closing, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs:

          (i) rents, if any, paid and collected as of the Closing (the term "rents" as used in this Agreement includes all payments due and payable by tenants under the Leases whether characterized as "rent" under the Leases, or otherwise);

          (ii) general real estate taxes and assessments ("Taxes") levied against the Property which are payable in the year 1998 in accordance with Section 4.4(b)(ii) below;

          (iii) payments under the Operating Agreements;

          (iv) gas, electricity and other utility charges for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing; and

          (v) any other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in the area in which the Property is located.

     (b) Notwithstanding anything contained in the foregoing provisions:

          (i) At Closing, (A) Seller shall, at Seller's option, either deliver to Purchaser any security deposits actually held by Seller pursuant to the Leases or credit to the account of Purchaser the amount of such security deposits (to the extent such security deposits are not applied against delinquent rents or otherwise as provided in the Leases), and
        (B) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property (if the same are assignable and are assigned by Seller to Purchaser), or, at Seller's option, Seller shall be entitled to receive and retain such refundable cash and deposits.

          (ii) Purchaser acknowledges that in Cook County, Illinois, Taxes for calendar year 1997 are payable in calendar year 1998 in two installments, the first of which has been paid. Purchaser further acknowledges that 1998 Taxes are payable in 1999. With respect to that portion of Taxes payable in 1998 allocable to the period prior to the date of Closing, Seller shall give a credit to Purchaser at Closing based on the amount of such Taxes as estimated by Seller for purposes of monthly tax escalation billings to tenants in 1998, less the amount of such Taxes previously paid by Seller (or if the amount paid by Seller is greater than the amount allocable to such period, Seller shall receive a credit in the amount of such excess). Purchaser shall be responsible for the payment of the second installment of Taxes for the year 1997 together with all Taxes for the year 1998 which are payable in 1999. To the extent that the actual Taxes payable in calendar year 1998 differs from the amount on which the proration was based, the parties agree to reprorate such Taxes within thirty (30) days of receipt of the final tax bill.

          (iii)  As to gas, electricity and other utility charges referred to in
     Section 4.4(a)(iv) above, Seller may on notice to Purchaser elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing.

          (iv) Purchaser shall be responsible for the payment of (A) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after Closing) (1) as a result of any renewals or expansions of existing Leases entered into between April 3, 1998 and the date of Closing, and (2) under any new Leases entered into between April 3, 1998 and the date of Closing (provided such renewal, expansion or new Lease entered into after the Effective Date is entered into in accordance with this Agreement), (B) all Tenant Inducement Costs arising from Leases in existence prior to April 3, 1998 with respect to work or improvements to be performed pursuant to such Leases after the date of Closing, (C) the unused portion of the tenant improvement allowance payable to National Futures Association in the amount of $162,450, (D) the leasing commission in the amount of $7,862 which is payable to Manager if Chicago Capital fails to deliver a notice of termination in accordance with its Lease, and (E) all Tenant Inducement Costs and leasing commissions with respect to new Leases or renewals or expansions of existing Leases entered into by Purchaser after Closing, including, without limitation, any leasing commissions payable to Manager pursuant to the leasing agreement between Seller and Manager with respect only to leases entered into by Purchaser within ninety (90) days after Closing with tenants listed on
     Exhibit 4.4(b)(iv)(A). Attached hereto as Exhibit 4.4(b)(iv)(B) is list of
                                               ---------------------
     all Leases, renewals or expansions entered into between April 3, 1998 and the Effective Date, which list includes the amount (or estimated amount) of all Tenant Inducement Costs and leasing commissions payable in connection therewith. If, as of the date of Closing, Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. Except as provided above. Seller shall be responsible for the payment of all Tenant Inducement Costs and leasing commissions which become due and payable with regard to renewals, expansions and new Leases entered into prior to April 3, 1998, including, without limitation, the Donaldson, Lufkin & Jenrette expansion. For purposes hereof, the term "Tenant Inducement Costs" shall mean reasonable attorneys' fees and costs incurred in connection with the preparation and negotiation of a new Lease or a renewal or expansion of an existing Lease and any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs or allowances, space planning costs, construction management fees, lease buyout costs, and moving, design and refurbishment allowances, and any unused allowances for such items which are to be applied after Closing against rent. The term "Tenant Inducement Costs" shall not include any mid-term decorating or carpeting allowances or the loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the date of Closing and that Purchaser shall bear such loss from and after the date of Closing. Purchaser shall have no obligation for and shall not assume or be responsible for any leasing commissions other than those described in this Section 4.4(b)(iv).

      (v) Unpaid and delinquent rent collected by Seller and Purchaser after the date of Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent rent for the Property, Seller shall, within thirty (30) days after the receipt thereof, deliver to Purchaser any such rent which Purchaser is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent rent from the Property, Purchaser shall, within thirty (30) days after the receipt thereof, deliver to Seller any such rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Purchaser agree that all rent received by Seller or Purchaser after the date of Closing shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents. Reasonable collection costs (Seller's share not to be in excess of the amount of delinquent rents recovered by Purchaser) with respect to delinquent rents shall be apportioned equitably to pre-and-post-Closing delinquent rents. In the event that there shall be any rents or other charges under any Leases which. although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as real estate tax escalations, year end operating expense reimbursements and the like), then any rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing (or any amounts overpaid by tenants) shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing and Seller's portion thereof shall be remitted promptly to Seller by Purchaser or to Purchaser by Seller, as applicable. Seller shall have no right to seek to collect any delinquent rents directly from tenants during the period commencing at Closing and ending on the date any such tenant is no longer a tenant in the Improvements.

          (c) To the extent any prorations are based upon estimated amounts, such prorations shall be adjusted within 30 days of when actual amounts are finally determined.

          (d) The provisions of this Section 4.4 shall survive Closing.

     4.5  Closing Costs.  Seller shall pay (a) the fees of any counsel
          -------------
representing it in connection with this transaction, (b) the fee for the title examination and the Title Commitment and the premium for the Owner's Policy of Title Insurance (with extended coverage and ALTA 3. 1 zoning endorsement) to be issued to Purchaser by the Title Company at Closing, (c) the cost of the Survey,
(d) all transfer taxes payable in connection with this transaction, including the transfer taxes imposed by the State of Illinois, the County of Cook and the City of Chicago, and (e) one-half (1/2) of any escrow or closing fees which may be charged by the Escrow Agent or Title Company. Purchaser shall pay (w) the fees of any counsel representing Purchaser in connection with this transaction;
(x) the fees for recording the deed conveying the Property to Purchaser; (y) the fee for any other endorsements required by Purchaser to the Owner's Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing; and
(z) one-half (1/2) of any escrow or closing fees charged by the Escrow Agent or Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

     4.6  Conditions Precedent to Obligation of Purchaser.  The obligation of
          -----------------------------------------------
Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

     (a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2.

     (b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with appropriate modifications permitted under this Agreement or not adverse to Purchaser).

     (c) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing.

     (d) Seller shall have received and provided to Purchaser estoppel certificates. substantially in the form attached hereto as Exhibit 4.6(d)(i) (a
                                                           -----------------
"Tenant Estoppel") from Hyatt Corporation, Pritzker & Pritzker, Towers Perrin, Hartford Insurance, Donaldson Lufkin & Jenrette, and National Futures Association (collectively, the "Major Tenants") and from other tenants which, together with the Major Tenants, lease at least seventy-seven and five tenths percent (77.5 %) of the rentable square footage of the Improvements which is leased as of the Effective Date. In the event that Seller is unable to deliver the applicable percentage of Tenant Estoppels as provided above, at Seller's option, this condition shall be deemed satisfied by Seller executing and delivering at Closing in favor of Purchaser, on behalf of any one or more tenants, other than the Major Tenants, which shall have failed to provide the required Tenant Estoppel an estoppel certificate in substantially the form attached hereto as Exhibit 4.6(d)(ii) (a "Seller Estoppel") (provided that
                   ------------------
Seller Estoppels cannot be delivered with respect to more than 15% of the rentable square footage of the Improvements which is leased as of the Effective
Date); provided, that Seller's liability under any such Seller Estoppel so executed and delivered by Seller shall cease and terminate upon the receipt by Purchaser following the Closing of a duly executed Tenant Estoppel from the applicable tenant. To qualify as a Tenant Estoppel or Seller Estoppel for the purposes of this Section 4.6(d), such Tenant Estoppel or Seller Estoppel must be given by or with respect to a tenant which is not in bankruptcy; must be substantially in the form of Exhibit 4.6(d)(i) or Exhibit 4.6(d)(ii), as
                             -----------------            ----------
applicable, without material modification to paragraphs C or D thereof; must confirm that the documents comprising the applicable Lease are as listed on
                                                                         --
Exhibit 1. 1 (d) hereto; must confirm that the monthly base rent currently
----------------
payable by the tenant is as set forth in the Lease; must confirm the monthly amount currently payable by the tenant as its estimated monthly rent adjustment deposit (to the extent applicable under said tenant's Lease); and must confirm that rent payments are not more than fifteen (15) days delinquent. Notwithstanding the foregoing, if a Tenant Estoppel indicates that rent payments are more than fifteen (15) days delinquent, said Tenant Estoppel will qualify as a Tenant Estoppel hereunder if Seller provides Purchaser with evidence reasonably acceptable to Purchaser that rent payments are not more than fifteen
(15) days delinquent.

     (e) No condemnation proceeding against the Property or any part thereof shall have been filed, nor shall Seller have received written notice from a governmental authority that such a proceeding will be commenced, which, in either case, would result in a permanent and material impairment of the current use of the Property.

In the event any of the foregoing conditions are not fulfilled or waived by Purchaser by Closing, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser.

    4.7  Conditions Precedent to Obligation of Seller.  The obligation of Seller
         --------------------------------------------
to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

          (a) Seller shall have received the Purchase Price as adjusted pursuant to and payable in the manner provided for in this Agreement.

          (b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement. including but not limited to, those provided for in Section 4.3.

          (c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing.

          (d) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of Closing.

In the event any of the foregoing conditions are not fulfilled or waived by Seller by Closing, this Agreement shall terminate and the Earnest Money shall be retained by Seller.

                                   ARTICLE V

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

    5.1   Representations and Warranties of Seller.  Seller hereby makes the
          ------------------------------
following representations and warranties to Purchaser as of the Effective Date:

        (a) Organization and Authority.  Seller has been duly organized and is
            --------------------------
    validly existing under the laws of the State of Illinois. Seller has the full right and authority to enter into this Agreement and to transfer all of the Property to be conveyed by Seller pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein to be made by Seller. The person signing this Agreement on behalf of Seller is authorized to do so.

        (b) Pending Actions.  To Seller's knowledge, there is no action, suit,
            ---------------
    arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending against the Property or the transaction contemplated by this Agreement, which, if adversely determined, could individually or in the aggregate have a material adverse effect on title to the Property or any portion thereof or which could in any material way interfere with the consummation by Seller of the transaction contemplated by this Agreement.

        (c)  Leases.  Seller is the lessor or landlord or the successor lessor
             ------
    or landlord under the Leases. Except as set forth in the Lease Schedule there are no other leases or occupancy agreements to which the landlord is a party affecting the Property other than subleases or other occupancy agreements between tenants and third parties. Except as otherwise set forth in the Leases, to Seller's knowledge, no presently effective rent concessions have been given to any tenants and no rent has been paid in advance by any tenants respecting a period subsequent to the Closing. Except as set forth in Exhibit 5. 1 (c) hereto, no tenants have asserted in writing any claims, defenses or offsets to rent accruing from and after the date of Closing. To Seller's knowledge, except as set forth in Exhibit 5.1(c)
                                                        -----------------
    hereto, no material default, delinquency or breach exists on the part of any tenant. There are no material defaults or breaches on the part of the landlord under any Lease. In the event that any Tenant Estoppel delivered to Purchaser with respect to any Lease shall contain any statement of fact, information or other matter which is inconsistent with the matters stated in Seller's representations in this Section 5. l(c), the Tenant Estoppel shall control and Seller shall have no liability for any claim based upon a breach of representation regarding such statement of fact, information or other matter contained in the Tenant Estoppel. Notwithstanding anything to the contrary contained in this Agreement, Seller does not represent or warrant that any particular Lease will be in force or effect at Closing or that the tenants under the Leases will have performed their obligations thereunder. The termination of any Lease prior to Closing by reason of the tenant's default shall not entitle Purchaser to an abatement of or credit against the Purchase Price or give rise to any other claim on the part of Purchaser. Seller has received no written notice of any termination of any Lease.

          (d) Lease Brokerage.  There are no lease brokerage agreements, leasing
              ---------------
     commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property other than as disclosed in Exhibit 1. 1 (e).
                                                 --------

          (e) No Violations.  Except as disclosed in Exhibit 5.1(e) hereto,
              -------------                          --------------
     Seller has not received prior to the Effective Date any written notification from any governmental or public authority (i) that the Property is in violation of any applicable fire, health, building, use, occupancy or zoning laws where such violation remains outstanding or (ii) that any work is required to be done upon or in connection with the Property, where such work remains outstanding.

          (f)    Taxes and Assessments.  True and complete copies of the most
                 ---------------------
     recent real estate tax bills for the Property have been delivered to Purchaser.

          (g) Condemnation.  Seller has not received written notice that any
              ------------
     condemnation proceeding relating to the Property has been commenced or is threatened. and to Seller's knowledge, no condemnation proceedings relating to the Property are pending or threatened.

          (h)  Insurance.  Seller has not received any written notice from any
               ---------
     insurance company or board of fire underwriters of any defects or inadequacies in or on the Property or any part or component thereof that would materially and adversely affect the insurability of the Property or cause any material increase in the premiums for insurance for the Property that have not been cured or repaired.

          (i) Environmental Matters.  Except as set forth in any environmental
              ---------------------
     assessment reports in Seller's possession and disclosed to Purchaser or as otherwise disclosed to Purchaser, Seller has no knowledge of any releases of Hazardous Substances affecting the Property in violation of environmental statutes, ordinances or regulations affecting the Property and Seller has received no written notification that any governmental or quasi-governmental authority has determined that there are any violations of environmental statutes, ordinances or regulations regarding Hazardous

     Substances at the Property. As used herein, "Hazardous Substances" means all hazardous or toxic materials, substances, pollutants, contaminants, or wastes (including asbestos. petroleum. formaldehyde and polychlorinated biphenyls) currently identified as a hazardous substance or waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (commonly known as "CERCLA"), as amended, the Superfund Amendments and Reauthorization Act (commonly known as "SARA"), the Resource Conservation and Recovery Act (commonly known as "RCRA"), or any other federal, state or local legislation or ordinances applicable to the Property.


          (j) Management and Leasing Agreements.  The management agreement and
              ---------------------------------
     leasing agreement between Seller and Manager will terminate upon Closing and Purchaser shall have no obligations thereunder except with respect to the payment of any leasing commissions payable to Manager pursuant to the terms of the leasing agreement for which Purchaser is responsible pursuant to Section 4.4(b)(iv) hereof.

          (k) Options, Etc.  Seller has not granted and there does not exist any
              -------------
     option, first refusal right or other first opportunity right to purchase the Property which is currently in effect.

          (1) Land Trust.  Title to the Land and Improvements is held in an
              ----------
     Illinois land trust, the sole beneficiary of which is Seller. Seller has full power and authority to direct the trustee to convey the Land and Improvements.

          5.2  Knowledge Defined.  References to the "knowledge" of Seller shall
               -----------------
refer only to the actual knowledge of the Designated Employee (as hereinafter defined) of ERE Yarmouth, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, ERE Yarmouth, or any affiliate of either of them. to any property manager, or to any other officer, agent, manager, representative or employee of Seller or ERE Yarmouth or any affiliate thereof or to impose upon such Designated Employee any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains, except that the Designated Employee has discussed such matters with J. Michael Reilly (the property manager) and Gary Denenberg (the leasing manager). As used herein, the term "Designated Employee" shall refer to Michael A. Lunder.

           5.3 Survival of Seller's Representations and Warranties.  The
               ---------------------------------------------------
representations and warranties of Seller set forth in Section 5.1 as updated by the certificate of Seller to be delivered to Purchaser at Closing in accordance with Section 4.2(g) hereof, shall survive Closing for a period of one (1) year. No claim for a breach of any representation or warranty of Seller shall be actionable or payable (a) if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing, (b) unless the valid claims for all such breaches collectively aggregate more than Two Hundred Fifty Thousand Dollars ($250,000), in which event the full amount of such claims (subject to the following limitation) shall be actionable, and (c) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of said one (1) year period and an action shall have been commenced by Purchaser against Seller within eighteen (18) months of Closing.

     5.4  Covenants of Seller.  Seller hereby covenants with Purchaser as
          -------------------
follows:

               (a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall use reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof.

               (b) Seller shall use reasonable efforts (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing, a Tenant Estoppel from each tenant occupying space in the Improvements.

               (c) A copy of any renewal or expansion of an existing Lease or of any new Lease which Seller wishes to execute between the Effective Date and the date of Closing will be submitted to Purchaser prior to execution by Seller together with a statement of all Tenant Inducement Costs and leasing commissions to be incurred or estimated to be incurred in connection therewith. Purchaser agrees to notify Seller in writing within five (5) business days after its receipt thereof of either its approval (which approval will not be unreasonably withheld) or disapproval, provided, however, that Purchaser shall be deemed to have approved any extension of a lease term or expansion of premises demised under a Lease which expansion or extension is required by the terms of such Lease. In the event Purchaser informs Seller that Purchaser does not approve the renewal or expansion of the existing Lease or the new Lease, Seller shall not effect such renewal, expansion or new Lease except upon terms and conditions approved by Purchaser. In the event Purchaser fails to notify Seller in writing of its approval or disapproval within the five (5) day time period for such purpose set forth above, such failure shall be deemed the approval by Purchaser.

          5.5    Representations and Warranties of Purchaser.  Purchaser hereby
                 -------------------------------------------
represents and warrants to Seller:

               (a) Purchaser is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Purchaser is not a "party-in-interest" (within the meaning of Section 3(14) of ERISA) to any of the pension or profit sharing plans of International Business Machines.

               (b) Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser's obligations hereunder, and all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out its obligations hereunder have been, or by the Closing will have been, taken. The person signing this Agreement on behalf of Purchaser is authorized to do so.

               (c) There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined. could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

          5.6  Survival of Purchaser's Representations and Warranties.  The
               -------------------------------------------
representation and warranties of Purchaser set forth in Section 5.5(a) shall survive Closing and shall be a continuing representation and warranty without limitation. All other representations and warranties of Purchaser shall survive Closing for a period of ninety (90) days.

          5.7  Covenants of Purchaser.  Purchaser hereby covenants with Seller
               ----------------------
that Purchaser shall, in connection with its investigation of the Property during the Inspection Period, inspect the Property for the presence of Hazardous Substances (as defined in Section 5. l(i) hereof), and shall furnish to Seller copies of any reports received by Purchaser in connection with any such inspection. Except for claims based on representations or warranties contained in Section 5. l(i), Purchaser irrevocably waives any claim against Seller arising from the presence of Hazardous Substances on the Property. Purchaser shall also furnish to Seller copies of any other reports received by Purchaser relating to any other inspections of the Property conducted on Purchaser's behalf, if any (including, specifically, without limitation, any reports analyzing compliance of the Property with the provisions of the Americans with Disabilities Act ("ADA"), 42 U.S.C. (S)12101, et M., if applicable,). All
                                              --
reports forwarded by Purchaser to Seller pursuant to this Agreement shall be as furnished without warranty or representation of any kind with respect thereto, including, without limitation, any warranty or representation of accuracy, completeness or methodology.

                                   ARTICLE VI
                                    DEFAULT

          6.1  Default by Purchaser.  If Purchaser defaults in the performance
               --------------------
of any material obligation hereunder for any reason other than Seller's default or the permitted termination of this Agreement by either Seller or Purchaser as herein expressly provided, Seller shall be entitled, as its sole remedy, to terminate this Agreement and receive the Earnest Money as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Earnest Money is a reasonable estimate thereof. Except as otherwise provided in this Agreement, Seller expressly waives its rights to seek additional damages in the event of Purchaser's default hereunder.

          6.2  Default by Seller.  If Seller defaults in the performance of any
               -----------------
material obligation hereunder for any reason other than Purchaser's default or the permitted termination of this Agreement by Seller or Purchaser as herein expressly provided, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money and the payment by Seller of all out-of-pocket third-party costs and expenses incurred by Purchaser in connection with this Agreement (including, without limitation, costs incurred in the performance of tests, inspections and other due diligence and the procurement of financing for the acquisition of the Property) up to a maximum amount of $600,000, which return and payment shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller's obligations hereunder. Except as otherwise provided in this Agreement, Purchaser expressly waives its rights to seek additional damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Earnest Money if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before ninety (90) days following the date upon which Closing was to have occurred.

                                  ARTICLE VII

                                  RISK OF LOSS

     7.1  Minor Damage.  In the event of loss or damage to the Property or any
          ------------
portion thereof which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect provided (a) Seller performs any necessary repairs or, (b) at Seller's option, provided the insurance proceeds (together with the deductible amount) or the condemnation awards are sufficient to make the necessary repairs, Seller assigns to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies, business interruption insurance policies (for the period following Closing) or condemnation awards relating to the premises in question. In the event that Seller elects to per-form repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

     7.2  Major Damage.  In the event of a "major" loss or damage, Purchaser may
          ------------
terminate this Agreement by written notice delivered to Seller within ten (10) business days after Seller sends Purchaser written notice of the occurrence of a major loss or damage, in which event the Earnest Money shall be returned to Purchaser. Failure of Purchaser to timely deliver to Seller a notice that it elects to proceed with Closing shall be deemed an election to terminate this Agreement. If Purchaser timely elects to proceed to Closing, then Seller shall assign to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies, business interruption insurance policies (for the period following Closing) or condemnation awards relating to the premises in question and the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, MI risk of loss with respect to the Property shall pass to Purchaser.

     7.3  Definition of "Major" Loss or Damage.  For purposes of Sections 7.1
          ------------------------------------
and 7.2, "major" loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof, whether by casualty or condemnation, such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than Two Million and No/100 Dollars ($2,000,000.00), or (ii) any loss due to a condemnation which permanently and materially impairs the current use of the Property, or (iii) any loss or damage to the Property, whether by casualty or condemnation, which results in the right of a tenant under a Major Lease to terminate its Lease (unless such right is waived in writing within ten (10) business days after Seller's notice to Purchaser of such loss or damage) or results in the right of tenants under Leases aggregating 15,000 square feet or more of space in the Property to terminate such Leases

(exclusive of such rights which have been waived in writing within ten (10) business days after Seller's notice to Purchaser of such loss or damage). If Purchaser does not give notice to Seller of Purchaser's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.

                                  ARTICLE VIII

                                  COMMISSIONS

     8.1  Brokerage Commissions.  Each party represents to the other that there
          ---------------------
has been no broker or finder engaged in connection with the sale of the Property other than Eastdil Realty, Inc. (the "Broker"). Seller agrees to pay any fee payable to Broker pursuant to a separate written agreement between Seller and Broker. Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker or finder other than the Broker by, through or on account of any acts of said party or ITS representatives, said party will indemnify and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. The provisions of this paragraph shall survive Closing or the termination of this Agreement and shall not be subject to any limitation on damages contained in any other provision of this Agreement.

                                   ARTICLE IX

                            DISCLAIMERS AND WAIVERS

     9.1  No Reliance on Documents.  Except as expressly stated herein, Seller
          ------------------------
makes no representation or warranty as to the accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Purchaser acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Seller to Purchaser shall be for general informational purposes only, (b) Purchaser shall not have any right to rely on any such report delivered by Seller to Purchaser, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Purchaser with respect thereto, and (c) neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such report.

     9.2  DISCLAIMERS.  EXCEPT AS EXPRESSLY SET FORTH IN THIS
          -----------
AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING
AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE

PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY. MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS. THE ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS". EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT OR IN DOCUMENTS EXECUTED AND DELIVERED AT CLOSING. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN DOCUMENTS EXECUTED AND DELIVERED AT CLOSING. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN DOCUMENTS EXECUTED AND DELIVERED AT CLOSING. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER9S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLERS, PARTNERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES. COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST

SELLER (AND SELLER'S PARTNERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY UNLESS SUCH CLAIM RESULTS FROM A BREACH OF ANY APPLICABLE REPRESENTATION OR WARRANTY OF SELLER HEREUNDER OR UNDER ANY DOCUMENT EXECUTED AND DELIVERED AT CLOSING. PURCHASER AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, PURCHASER SHALL MAKE NO CLAIM OR DEMAND AGAINST SELLER TO PROVIDE OR PAY FOR ALL OR ANY PART OF SUCH CLEAN-UP, REMOVAL OR REMEDIATION UNLESS SUCH CLAIM RESULTS FROM A BREACH OF ANY APPLICABLE REPRESENTATION OR WARRANTY OF SELLER HEREUNDER OR UNDER ANY DOCUMENT EXECUTED AND DELIVERED AT CLOSING.

     9.3     Survival of Disclaimers.  Seller and Purchaser agree that the
             -----------------------
provisions of this Article IX shall survive Closing.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1  Confidentiality. Purchaser and Seller, and their respective
           ---------------
representatives, shall hold in strictest confidence all data and information obtained with respect to the other party or its business, whether obtained before or after the execution and delivery of this Agreement (excluding any information which is a matter of public record), and shall not disclose the same to others, provided, however, that it is understood and agreed that each party may disclose such data and information to the employees, consultants, lenders, accountants and attorneys of such party provided that such persons agree to treat such data and information confidentially, to others as required by law and in connection with any legal proceeding against the other party. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. In the event of a breach or threatened breach by Purchaser or Seller, or their respective agents or representatives, of this Section 10.1, the other party shall be entitled to an injunction restraining the breaching party or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting a party from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 10.1 shall terminate as of Closing but shall, if no Closing occurs, survive the termination of this Agreement. Notwithstanding the foregoing, no disclosure of the parties comprising Seller shall be made by Purchaser at any time without the consent of Seller. The parties acknowledge that newspaper items regarding the sale of the

Property appeared in Chicago newspapers and that neither party shall have any liability therefor under this Section 10.1 or Section 10.2.

     10.2  Public Disclosure.  Prior to Closing and until four (4) months after
           -----------------
Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement (other than matters which are of public record or are required by law to be disclosed) will be made only in the form approved by Purchaser and Seller and their respective counsel. Notwithstanding the foregoing, no disclosure of the parties comprising Seller shall be made by Purchaser at any time without the consent of Seller.

     10.3  Discharge of Obligations.  The acceptance of the Deed by Purchaser
           ------------------------
shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

     10.4  Assignment.  Purchaser may not assign its rights under this Agreement
           ----------
without first obtaining Seller's written approval, which approval may be given or withheld in Seller's sole discretion, except that Purchaser may assign this Agreement to an entity controlled by Purchaser. Any assignment by Purchaser shall not release Purchaser from the performance of its obligations hereunder. Under no circumstances shall Purchaser have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller's sale of the Property to such person or entity would, in the reasonable opinion of Seller's ERISA advisor, create or otherwise cause a "prohibited transaction" under ERISA. In the event Purchaser assigns this Agreement or transfers any ownership interest in Purchaser, and such assignment or transfer would make the consummation of the transaction hereunder a "prohibited transaction" under ERISA and necessitate the termination of this Agreement then, notwithstanding any contrary provision which may be contained herein, Seller shall have the right to pursue any remedy available at law or in equity as a result of such assignment or transfer.

     10.5  Notices.  Any notice pursuant to this Agreement shall be given in
           -------
writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of receipt (provided that refusal to accept delivery shall be deemed receipt) or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that for informational purposes only and not for determining the effective date or effectiveness of any notice an original of such facsimile shall also be sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Seller:

c/o ERE Yarmouth 455 North Cityfront Plaza Drive
Suite 3200
Chicago, Illinois 60611-5555
Attn.:    Michael A. Lunder
TELECOPY: (312) 527-5172

with a copy to:     The Equitable Life Assurance Society of the United States
                    1290 Avenue of the Americas
                    New York, New York 10104
                    Attn.:  Corporate and Investments -- Law Department
                    TELECOPY:  (212) 314-3963

and to:             UBS Asset Management
                    1345 Avenue of the Americas
                    New York, New York 10105
                    Attn.: David Flynn
                    TELECOPY:  (212) 698-6546

and to:             Reid & Priest
                    40 West 57th Street
                    New York, New York 10019
                    Attn.: Richard Kane, Esq.
                    TELECOPY: (212) 603-2001

and to:             Katten Muchin & Zavis
                    525 West Monroe Street
                    Suite 1600
                    Chicago, Illinois 60661
                    Attn.: Ira J. Swidler, Esq.
                    TELECOPY:  (312) 902-1061

If to Purchaser:    Overseas Partners Capital Corp.
                    115 Perimeter Center Place
                    Suite 940
                    Atlanta, Georgia 30346
                    Attn.:  Legal Department
                    TELECOPY: (770) 913-6756
with a copy to:      Overseas Partners, Ltd.
                     Mintflower Place
                     P.O. Box HM1581
                     8 Par-La-Ville Road
                     Hamilton HM GX
                     Bermuda
                     Attn.:  Legal Department
                     TELECOPY: (441) 292-7240

and with a copy to:  Troutman Sanders LLP
                     NationsBank Plaza
                     Suite 5200
                     600 Peachtree Street, N.E.
                     Atlanta, Georgia 30308-2216
                     Attn.:  James W. Addison, Esq.
                     TELECOPY: (404) 885-3995

     10.6  Intentionally Omitted.
           ---------------------

     10.7  Modifications.  This Agreement cannot be changed orally, and no
           -------------
executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     10.8  Tenant Notification Letters.  Purchaser shall deliver to each and
           ---------------------------
every tenant of the Property under a Lease thereof a signed statement acknowledging Purchaser's receipt and responsibility for each tenant's security deposit (to the extent delivered by Seller to Purchaser at Closing), if any, all in compliance with and pursuant to the applicable provisions of applicable law. The provisions of this paragraph shall survive Closing.

     10.9  Calculation of Time Periods.  Unless otherwise specified, in
           ---------------------------
computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State in which the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., Central time.

     10.10   Successors and Assigns.  The terms and provisions of this Agreement
             ----------------------
are to apply to and bind the permitted successors and assigns of the parties hereto.

     10.11  Entire Agreement.  This Agreement, including the Exhibits, contains
            ----------------
the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

     10.12  Further Assurances.  Each party agrees that it will without further
            ------------------
consideration execute and deliver such other documents and take such other action. whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. Without limiting the generality of the foregoing, Purchaser shall, if requested by Seller, execute acknowledgments of receipt with respect to any materials delivered by Seller to Purchaser with respect to the Property. The provisions of this Section 10. 12 shall survive Closing.

     10.13  Counterparts.  This Agreement may be executed in counterparts, and
            ------------
all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

     10.14  Severability.  If any provision of this Agreement is determined by a
            ------------
court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

     10.15  Applicable Law.  This Agreement is performable in the state in which
            --------------
the Property is located and shall in all respects be governed by, and construed in accordance with, the substantive federal laws of the United States and the laws of such state. Seller and Purchaser hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the state in which the Property is located in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the state in which the Property is located. Purchaser and Seller agree that the provisions of this section 10.15 shall survive the Closing of the transaction contemplated by this Agreement.

     10.16  No Third Party Beneficiary.  The provisions of this Agreement and of
            --------------------------
the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser (and its permitted or approved assignees) only and are not for the benefit of any third party, and accordingly, no third party, other than a permitted or approved assignee of Purchaser, shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

     10.17  Exhibits and Schedules.  The exhibits attached hereto shall be
            ----------------------
deemed to be an
integral part of this Agreement.

     10.18  Captions.  The section headings appearing in this Agreement are for
            --------
convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     10.19  Construction.  The parties acknowledge that the parties and their
            ------------
counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

     10.20  Termination of Agreement.  It is understood and agreed that if
            ------------------------
either Purchaser
or Seller terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Seller and Purchaser from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.

     10.21 Survival.  The provisions of the following Sections of this Agreement
           --------
shall survive Closing and shall not be merged into the execution and delivery of the Deed: 3. 1; 4.20); 4.4; 5.3, 5.6; 8.1; 9.3; 10.2; 10.8; 10.12; 10.15; and
10.16. The provisions of the following Sections of this Agreement shall survive the termination of this Agreement: 3.1; 8.1; 1 0.1; 10.2; 10.15: and 10. 16.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER:

MADISON PLAZA VENTURE, an Illinois general partnership

By:  MW Associates, an Illinois general partnership, its Managing Venturer

By: The Equitable Life Assurance Society of the United States, its Managing Venturer

By:    /s/ Michael Lunder
Name:  Michael Lunder
Title: Investment Officer


PURCHASER:

OVERSEAS PARTNERS CAPITAL CORP., a Delaware corporation

By:
Name:
Title:

     IN WITNESS WHEREOF. the parties hereto have duly executed this Agreement as of the Effective Date.


SELLER:

MADISON PLAZA VENTURE. an Illinois general partnership


By:  MW Associates. an Illinois general partnership, its Managing Venturer

By: The Equitable Life Assurance Society of the United States, its Managing Venturer

By:
Name:
Title:


PURCHASER:

OVERSEAS PARTNERS CAPITAL CORP., a Delaware corporation


By:    /s/ Bruce M. Barone
Name:  Bruce Barone
Title: President, CEO

                                Exhibit 1. 1 (a)
                                ----------------

                         LEGAL DESCRIPTION OF THE LAND

THE EAST 1/2 OF LOT 6 AND ALL OF LOTS 7 AND 8 (ALL TAKEN AS A TRACT) EXCEPTING FROM SAID TRACT THAT PART TAKEN FOR WIDENING OF MADISON STREET IN BLOCK 54 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9. TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

                                 Exhibit 1.1(c)
                                 --------------

                               PERSONAL PROPERTY

200 West Madison
Furniture Inventory


Management Office
-----------------

Desks - mahogony                              4
Credenza Tops - mahogony                      5
L-shape Reception desk - mahogony             1
Executive Chairs - black leather              4
Conference Room Table                         1
Mahogony tables - desk extensions             3
Glass lamp tables                             5
Mahogony lamp tables                          3
Reception area - mahogony table               1
Guest Chairs - grey fabric                    5
Guest Chairs - buff leather                   2
Conference room chairs - buff leather         8
Couches - fabric                              2
Steno chair                                   1
2-drawer lateral files                       15
5-drawer lateral files                        5
Supply cabinet                                1
Wall hangings (pictures)                     13
Madison Plaza Sign (reception)                1

Microwave                                     1
First Aid Kit                                 1
Safe                                          1
Refrigerator                                  1

Security Office / Control Room
------------------------------

Double pedestal desk-formica                  1
Work surface - formica                        1
2-drawer file cabinets - black                3
2-drawer lateral file cabinet                 1
Metal work station table                      1
Executive Chair - red cloth                   1
Steno chair                                   1
typing stand                                  1

NOTE: refrigerator in security office is personal property of staff

200 West Madison
Furniture Inventory

Engineering Office

Metal desks                                   2
Executive Chairs - cloth                      2
Side chair                                    1
2-drawer lateral file cabinets - black        3
4-drawer file cabinet                         1
cabinets (low profile)                        5
Wood credenza top                             1

Conference Room
---------------

cloth chairs                                 40
podium                                        1
flip chart                                    1
tables - formica (rectangle)                 16
tables - formica (corner)                     6
metal planters                                2

200 West Madison
Equipment Inventory

Management Office
-----------------

HP LaserJet 4 Plus                 1
HP LaserJet III D                  1
Epson Stylus Color 600             1

Compaq Deskpro 486 w/
 Magnavox monitor                  3

AST Bravo LC 486/66DX
     w/ Zeos monitor               1

AST Bravo MS 486/66DX w/
 Samsung monitor                   1

Typewriter                         1


Security Office

Building Automation:
 Compaq Deskpro 486 w/
 Viewsonic monitor                 1

Okidata, microline 320 printer     1

Security Computer:
  Digital - drive & monitor        1
  Digital LA75 printer             1
  Monitors                         4

Typewriter                         1

Radios - Motorola/GE              24
Repeater & charger for radios

200 West Madison
Equipment Inventory

Engineering Office

Building Automation:
 Compaq Deskpro Pentium
 w/ Viewsonic monitor          1

Maintenance Computer:
 IBM 286                       1

HP 820 C LaserJet              1

HP LaserJet 11                 1

Gateway 2000 w/ HP
     Deskjet 680 owned by
     Commonwealth Edison       1


Conference Room

Slide projector & cart         1
Mitsubishi TV (approx. 25")    1
Mitsubishi VCR & cart          1
Overhead projectors            2
  one w/ cart                  1

200 West Madison
Engineering/Attic Stock Inventory


200 West Madison
Engineering/Attic Stock Inventory


E-4 Storage
 Granite  curtainwall               77 pieces

E-6 Storage
 Misc.  Pavers                     236 pieces

S-50 Storage
     Marble (misc)                  92 pieces
     Marble (small pieces)         378 pieces

Glass Attic Stock
 Double Pane - various sizes        30 pieces
 Single Pane                        10 pieces

Equipment
 Gravely M-12 Snowbrush 12 H         1
 Genie Hi-Lift                       1
 Hydraulic Hand Jack                 1
 House Window Rig 45-FL              1

Exhibit 1. 1 (d)
----------------


LEASE SCHEDULE

                                          MADISON PLAZA LEASE FILE AUDIT

                                                                                                           27-Jun-98
                                                                                                            10:08 AM

    SUITE              TENANT                                      DOCUMENT                      DOCUMENT DATE
-----------------------------------------------------------------------------------------------------------------------
2800            3077 W. Jefferson Corp.                          Lease Agreement                August 4, 1993
-----------------------------------------------------------------------------------------------------------------------
1835            Accuword International of Illinois, Inc.         Lease Agreement                March 2, 1992
                                                                 First Amendment                December 10, 1993
                                                                 Termination Agreement          March 19, 1998
-----------------------------------------------------------------------------------------------------------------------
220             Acculingua of Illinois, Inc.                     Lease Agreement                March 19, 1998
-----------------------------------------------------------------------------------------------------------------------
230             Accuworld, LLC                                   Lease Agreement                March 19, 1998
-----------------------------------------------------------------------------------------------------------------------
520             Addeco Employment Services, Inc.                 Lease Agreement                May 29, 1997
-----------------------------------------------------------------------------------------------------------------------
2400 & 2500     Baird & Warner, Inc.                             Lease Agreement                July 25, 1984
                                                                 Lease Amendment                Undated
                                                                 Settlement Agreement           July 20, 1994
                                                                 Second Amendment               July 20, 1994
-----------------------------------------------------------------------------------------------------------------------
3510            Baker, Fentress & Company                        Lease Agreement                July 1, 1983
                                                                 Lease Amendment                July 1, 1983
                                                                 First Amendment                July 25, 1989
                                                                 Second Amendment               October, 1991
                                                                 Third Amendment                September 5, 1995
-----------------------------------------------------------------------------------------------------------------------
2610            Barnes & Thornburg                               Lease Agreement                August 31, 1994
                                                                 First Amendment                May 23, 1995
                                                                 Second Amendment               June 9, 1995
                                                                 Third Amendment                January 22, 1996
                                                                 Fourth Amendment               October 25, 1996
                                                                 Fifth Amendment                January 15, 1997
                                                                 Sixth Amendment                September 8, 1997
                                                                 Seventh Amendment              October 14, 1997
-----------------------------------------------------------------------------------------------------------------------
1020            Bear Stearns & Co., Inc.                         Lease Agreement                December 12, 1997
                                                                 First Amendment                February 27, 1998
-----------------------------------------------------------------------------------------------------------------------
2670            Benefits Communication Corporation               Lease Agreement                March 2, 1995
                                                                 First Amendment                December 18, 1995
-----------------------------------------------------------------------------------------------------------------------
2040            Birndorf & Birndorf, P.C.                        Lease Agreement                May 30, 1995
-----------------------------------------------------------------------------------------------------------------------
460             Bradley University                               Lease Agreement                July 18, 1995
-----------------------------------------------------------------------------------------------------------------------
1910            James Brown & Associates, Ltd.                   Lease Agreement                February 18, 1993
                James Brown & Associates, Ltd.                   Storage Agreement              July 6, 1995
-----------------------------------------------------------------------------------------------------------------------
3540            Donald Brenner/dba The Brenner Group             Lease Agreement                July 1, 1993
-----------------------------------------------------------------------------------------------------------------------


                                          MADISON PLAZA LEASE FILE AUDIT

                                                                                                                 27-Jun-98
                                                                                                                  10:08 AM

 SUITE           TENANT                                                   DOCUMENT                      DOCUMENT DATE
------------------------------------------------------------------------------------------------------------------------------
                                                                       Letter Agreement                June 11, 1998
2300      Canadian Imperial Bank of Commerce                           Lease Agreement                 September 14, 1984
                                                                       First Amendment                 September 14, 1984
                                                                       Second Amendment                May, 1990
                                                                       Third Amendment                 February 2, 1995
------------------------------------------------------------------------------------------------------------------------------
1950      Canmann Chaiken Rosenblum Vandenberg & Smith                 Lease Agreement                 October 20, 1992
------------------------------------------------------------------------------------------------------------------------------
2010      The Carson Group, Inc.                                       Lease Agreement                 August 5, 1997
                                                                       First Amendment                 January 29, 1998
------------------------------------------------------------------------------------------------------------------------------
2175      Cernek, Thomas P. & Cernek, Jeffrey T.                       Lease Agreement                 March 26, 1996
------------------------------------------------------------------------------------------------------------------------------
3440      Centura Software Corporation                                 Lease Agreement                 July 15, 1996
                                                                       First Amendment                 August 1, 1996
------------------------------------------------------------------------------------------------------------------------------
2000      Chicago Capital, Inc                                         Lease Agreement                 September 1, 1995
                                                                       Parking Agreement               January 24, 1996
------------------------------------------------------------------------------------------------------------------------------
3660      Thomas R. Cirignani & Associates                             Lease Agreement                 June 9, 1994
                                                                       Parking Agreement               October 9, 1996
------------------------------------------------------------------------------------------------------------------------------
716       Column financial, Inc.                                       Lease Agreement                 July 9, 1997
------------------------------------------------------------------------------------------------------------------------------
2180      Corporate Real Estate Solutions, Inc.                        Lease Agreement                 July 16, 1996
------------------------------------------------------------------------------------------------------------------------------
470       CPC Electrical Supply Company                                Lease Agreement                 September 1, 1996
                                                                       First Amendment                 September 1, 1997
------------------------------------------------------------------------------------------------------------------------------
600       Dearborn Partners, LLC                                       Lease Agreement                 June 10, 1997
------------------------------------------------------------------------------------------------------------------------------
3550      Decision Quest, Inc.                                         Lease Agreement                 December 15, 1995
------------------------------------------------------------------------------------------------------------------------------
1700      Donaldson Lufkin & Jenrette, Inc.                            License/Indemnification         June 22, 1992
                                                                       Agreement
                                                                       Lease Agreement                 December 29, 1992
                                                                       First Amendment                 June 7, 1996
                                                                       Parking Agreement               November 1, 1993
                                                                       Parking Agreement               February 1, 1996
                                                                       Storage Agreement (6)           December 4, 1996
                                                                       Parking Agreement               October 24, 1996
                                                                       Second Amendment                March 30, 1998
------------------------------------------------------------------------------------------------------------------------------
1010      DLJ Long Term Investment Corporation                         Lease Agreement                 August 8, 1997
------------------------------------------------------------------------------------------------------------------------------
2850      Fact Finders, Inc/dba Loggans & Cox                          Lease Agreement                 May 28, 1993
                                                                       First Amendment                 July 1, 1993
                                                                       Second Amendment                April 27, 1994
------------------------------------------------------------------------------------------------------------------------------



                                          MADISON PLAZA LEASE FILE AUDIT

                                                                                                             27-Jun-98
                                                                                                              10:08 AM

   SUITE             TENANT                                    DOCUMENT                          DOCUMENT DATE
------------------------------------------------------------------------------------------------------------------------
3500          Ferguson Partners LLP                          Lease Agreement                   September 9, 1994
                                                             Storage Agreement                 April 15, 1997
------------------------------------------------------------------------------------------------------------------------
2100          FMC Corporation                                Lease Agreement                   March 3, 1995
              FMC Corporation                                Parking Agreement                 May 1, 1995
------------------------------------------------------------------------------------------------------------------------
472           Richard L. Gerber                              Lease Agreement                   December 20, 1993
------------------------------------------------------------------------------------------------------------------------
2250          The Grabscheid Group, Ltd.                     Lease Agreement                   January 28, 1992
                                                             First Amendment                   February 1, 1997
                                                             Second Amendment                  January 27, 1997
                                                             Parking Agreement                 March 19, 1993
------------------------------------------------------------------------------------------------------------------------
900, 1100     The Hartford Fire Insurance Company            Lease Agreement                   February 2, 1984
                                                             Letter                            February 15, 1984
                                                             Letter                            June 19, 1984
                                                             Letter                            June 27, 1984
                                                             Exapansion Amendment              February 15, 1985
                                                             Letter                            April 29, 1985
                                                             Second Amendment                  February 13, 1987
                                                             Third Amendment                   June 18, 1987
              The Hartford Fire Insurance Company            Fourth Amendment                  November 9, 1987
                                                             Fifth Amendment                   January 21, 1991
                                                             Sixth Amendment                   March 19, 1992
                                                             Parking Agreement                 April 30, 1987
                                                             Letter                            February 22, 1993
                                                             Letter                            June 15, 1994
                                                             Letter                            June 20, 1995
                                                             Amendment to 6/20/95 Letter       Undated
------------------------------------------------------------------------------------------------------------------------
2450          The Hunter Group, Inc.                         Lease Agreement                   March 19, 1997
------------------------------------------------------------------------------------------------------------------------
Floors 39-44  Hyatt Corporation                              Lease Agreement                   August 4, 1983
                                                             First Amendment                   August 4, 1983
                                                             Sign Amendment                    January 22, 1985
------------------------------------------------------------------------------------------------------------------------
3000                                                         Exapansion Amendment              May 25, 1988
                                                             Letter Agreement                  February 11, 1998
------------------------------------------------------------------------------------------------------------------------
2900                                                         Second Expansion Amendment        October, 1998
------------------------------------------------------------------------------------------------------------------------
2700                                                         Third Expansion Amendment         May 20, 1998
------------------------------------------------------------------------------------------------------------------------


                                        MADISON PLAZA LEASE FILE AUDIT

                                                                                                               27-Jun-98
                                                                                                                10:08 AM

   SUITE               TENANT                                        DOCUMENT                       DOCUMENT DATE
---------------------------------------------------------------------------------------------------------------------------
510           Innovative Network Solutions Corp.                   Lease Agreement                June 1, 1996
                                                                   Parking Agreement              January 2, 1996
---------------------------------------------------------------------------------------------------------------------------
Lobby         Karad Drug Company, Inc.                             Lease Agreement                March 27, 1997
---------------------------------------------------------------------------------------------------------------------------
1970          Kelley, Drye, & Warren                               Lease Agreement                February 28, 1995
                                                                   First Amendment                April 24, 1998
---------------------------------------------------------------------------------------------------------------------------
475           Lisa A. Kotrba/DBA Lisa Kotrba & Assoc. Ltd.         Lease Agreement                February 27, 1996
---------------------------------------------------------------------------------------------------------------------------
490           Lake Shore Asset Management                          Lease Agreement                January 17, 1997
---------------------------------------------------------------------------------------------------------------------------
2200          Lazard Freres & Co.                                  Lease Agreement                March 31, 1993
              Lazard Freres & Co.                                  First Amendment                March 28, 1997
                                                                   Second Amendment               August 20, 1997
                                                                   Assignment of Parking          February 20, 1998
---------------------------------------------------------------------------------------------------------------------------
2780          LSV Asset Management                                 Lease Agreement                January 1, 2698
---------------------------------------------------------------------------------------------------------------------------
2120          Law Offices of Kurt D. Lloyd                         Lease Agreement                November 11, 1996
---------------------------------------------------------------------------------------------------------------------------
Lobby         Madison Group                                        Lease Agreement                June 13, 1984
              d/b/a Lloyd's Restaurant                             Lease Amendment                June 13, 1984
                                                                   Second Amendment               April 1, 1993
---------------------------------------------------------------------------------------------------------------------------
760           Mantiss Information Group                            Lease Agreement                January 29, 1998
---------------------------------------------------------------------------------------------------------------------------
1860          Metropolitan Fiber Systems of Chicago, Inc.          Lease Agreement                January 15, 1992
                                                                   First Amendment                January 1, 1997
---------------------------------------------------------------------------------------------------------------------------
410           Mercantile Capital Markets                           Lease Agreement                April 3, 1996
                                                                   First Amendment                December 18, 1996
                                                                   Second Amendment               December 12, 1997
---------------------------------------------------------------------------------------------------------------------------
2420          MG Metals Corp.                                      Lease Agreement                July 17, 1992
                                                                   First Amendment                November 1, 1995
---------------------------------------------------------------------------------------------------------------------------
3630          Midwest Mortgage Management Co.                      Lease Agreement                May 31, 1996
                                                                   First Amendment                May 20, 1997
---------------------------------------------------------------------------------------------------------------------------
2050          Miglin-Beitler Management Corp.                      Lease Agreement                December 28, 1987
                                                                   First Amendment                February 28, 1991
                                                                   Second Amendment               July 1, 1994
---------------------------------------------------------------------------------------------------------------------------
2700          Moran & Company                                      Lease Agreement                September 13, 1985
                                                                   First Amendment                September 13, 1985
                                                                   Second Amendment               July 27, 1990
                                                                   Third Amendment                June 12, 1992
---------------------------------------------------------------------------------------------------------------------------


                                        MADISON PLAZA LEASE FILE AUDIT

                                                                                                              27-Jun-98
                                                                                                               10:08 AM
     SUITE              TENANT                               DOCUMENT                        DOCUMENT DATE
------------------------------------------------------------------------------------------------------------------------
                                                           Parking Agreement                 January 7, 1993
-------------------------------------------------------------------------------------------------------------------------
14-16             National Futures Association             Lease Agreement                   August 30, 1982
                                                           First Amendment                   August 30, 1982
                                                           Option Amendment                  July 25, 1983
                                                           Second Option Amendment           June 27, 1984
                                                           Second Amendment                  May 6, 1991
                                                           Third Amendment                   May 31, 1996
-------------------------------------------------------------------------------------------------------------------------
2805              O'Brien-Frietzberg, Inc.                 Lease Agreement                   May 6, 1993
                                                           Storage Agreement                 September 9, 1993
                                                           First Amendment                   January 5, 1996
                                                           Second Amendment                  January 31, 1997
-------------------------------------------------------------------------------------------------------------------------
1300              Office of Thrift Supervision             Lease Agreement                   March 29, 1995
                                                           First Amendment                   March 30, 1998
-------------------------------------------------------------------------------------------------------------------------
630               Pacific Advisory Services, Inc.          Lease Agreement                   February 22, 1994
-------------------------------------------------------------------------------------------------------------------------
420               Price & Associates, Inc.                 Lease Agreement                   December 8, 1995
                  Pritzker & Pritzker                      Lease Agreement                   January 27, 1982
                                                           Lease Amendment                   January 27, 1982
-------------------------------------------------------------------------------------------------------------------------
Floors 37 & 38                                             Lease Assignment                  July 31, 1986
                                                           Letter Agreement                  November 1986
                                                           Agreement                         November 17, 1988
-------------------------------------------------------------------------------------------------------------------------
2240                                                       Second Amendment                  March 20, 1998
                                                           Third Amendment                   February 1, 1993
                                                           Fourth Amendment                  April 8, 1994
-------------------------------------------------------------------------------------------------------------------------
36th                                                       Fifth Amendment                   August 1, 1994
-------------------------------------------------------------------------------------------------------------------------
2240                                                       Sixth Amendment                   December 19, 1995
-------------------------------------------------------------------------------------------------------------------------
34th                                                       Seventh Amendment                 March 20, 1996
-------------------------------------------------------------------------------------------------------------------------
Floors 34, 37, 38                                          Eighth Amendment                  September 16, 1996
-------------------------------------------------------------------------------------------------------------------------
3700                                                       Ninth Amendment                   February 28, 1997
-------------------------------------------------------------------------------------------------------------------------
Floors 34 * 37                                             Tenth Amendment                   March 14, 1997
-------------------------------------------------------------------------------------------------------------------------
36th                                                       Eleventh Amendment                April 30, 1997
                                                           Parking Agreement                 July 16, 1997
-------------------------------------------------------------------------------------------------------------------------
36th                                                       Twelfth Amendment                 September 5, 1997
-------------------------------------------------------------------------------------------------------------------------
36th                                                       Thirteenth Amendment              October 28, 1997
-------------------------------------------------------------------------------------------------------------------------


                                     MADISON PLAZA LEASE FILE AUDIT

                                                                                                         27-Jun-98
                                                                                                          10:08 AM

     SUITE              TENANT                                    DOCUMENT                       DOCUMENT DATE
--------------------------------------------------------------------------------------------------------------------------
                                                                Parking Agreement              March 1, 1995
                                                                Parking Assignment             February 20, 1998
--------------------------------------------------------------------------------------------------------------------------
400               Professional Market Brokerage, Inc.           Lease Agreement                January 15, 1997
--------------------------------------------------------------------------------------------------------------------------
1940              Project Management Associates, Inc.           Lease Agreement                September 12, 1995
                                                                First Amendment                May 29, 1998
--------------------------------------------------------------------------------------------------------------------------
2810              Protocol International, Inc.                  Lease Agreement                June 5, 1997
--------------------------------------------------------------------------------------------------------------------------
300               Publishers Credit Services, Inc.              Lease Agreement                March 30, 1998
--------------------------------------------------------------------------------------------------------------------------
505               RBZ/dba Levin & Greenfield                    Lease Agreement                February 15, 1996
--------------------------------------------------------------------------------------------------------------------------
3450              Renaissance Capital Group, Inc.               Lease Agreement                July 11, 1995
--------------------------------------------------------------------------------------------------------------------------
500               Risch Darlington Associates, Inc.             Lease Agreement                April 30, 1994
                                                                Amendment                      May 13, 1997
--------------------------------------------------------------------------------------------------------------------------
3660              River West Consultants                        Lease Agreement                September 24, 1993
                                                                Lease Amendment                September 2, 1997
--------------------------------------------------------------------------------------------------------------------------
770               Robbins & Associates                          Lease Agreement                May 23, 1994
                                                                First Amendment                September 24, 1996
                                                                Second Amendment               November 15, 1996
--------------------------------------------------------------------------------------------------------------------------
685               Robbins & Robins, Ltd.                        Lease Agreement                November 24, 1992
--------------------------------------------------------------------------------------------------------------------------
450               Rub, Peter M.                                 Lease Agreement                April 26, 1996
--------------------------------------------------------------------------------------------------------------------------
3640              Ryan Beck & Co.                               Lease Agreement                May 5, 1997
--------------------------------------------------------------------------------------------------------------------------
1900              SCA  Consulting                               Lease Agreement                August 31, 1996
--------------------------------------------------------------------------------------------------------------------------
2150              SLP Infoware                                  Lease Agreement                October 28, 1996
                                                                First Amendment                November 1, 1996
--------------------------------------------------------------------------------------------------------------------------
1975              Sato Travel                                   Lease Agreement                February 1, 1995
                                                                Parking Agreement              December 29, 1995
                  Shared Technology Fairchild Telecom           Lease Agreement                September 1, 1996
--------------------------------------------------------------------------------------------------------------------------
2110              Smith Hanley Associates                       Lease Agreement                June 6, 1996
--------------------------------------------------------------------------------------------------------------------------
2600              Sprint Communications Co., LLP                Lease Agreement                August 20, 1984
                                                                Lease Amendment                August 20, 1984
                                                                Second Amendment               September 27, 1989
                                                                Third Amendment                February 1, 1994
--------------------------------------------------------------------------------------------------------------------------
2260              Sullivan, Cotter & Associates, Inc.           Lease Agreement                March 13, 1992
                                                                First Amendment                May 1, 1994
                                                                Second Amendment               February 28, 1997
--------------------------------------------------------------------------------------------------------------------------


                                          MADISON PLAZA LEASE FILE AUDIT

                                                                                                  27-Jun-98
                                                                                                   10:08 AM

     SUITE               TENANT                                     DOCUMENT                DOCUMENT DATE
---------------------------------------------------------------------------------------------------------------------------
31-34             Towers Perrin, Inc.                           Lease Agreement             August 30, 1994
                                                                Letter Agreement            September 27, 1996
                                                                First Amendment             October 1, 1996
                                                                Second Amendment            January 6, 1997
                                                                Third Amendment             September 29, 1997
                                                                Fourth Amendment            June 1998
---------------------------------------------------------------------------------------------------------------------------
590               Trust Consultants, Inc.                       Lease Agreement             October 24, 1997
---------------------------------------------------------------------------------------------------------------------------
440               Turner, Phillip A.                            Lease Agreement             March 1, 1996
---------------------------------------------------------------------------------------------------------------------------
Lobby             United Airlines, Inc.                         Lease Agreement             November 1, 1996
---------------------------------------------------------------------------------------------------------------------------
620               Urlaub, Bowen & Associates, Inc.              Lease Agreement             August 13, 1992
---------------------------------------------------------------------------------------------------------------------------
200               Vela Insurance Services, Inc.                 Lease Agreement             June 24, 1996
                                                                Parking Agreement           July 9, 1996
---------------------------------------------------------------------------------------------------------------------------
2210              Verio Midwest, Inc.                           Lease Agreement             September 30, 1997
---------------------------------------------------------------------------------------------------------------------------
480               Wong & Knowles, C.P.A., P.C.                  Lease Agreement             February 23, 1996
---------------------------------------------------------------------------------------------------------------------------
7                 Zell Partners, Ltd.                           Lease Agreement             August 12, 1996
---------------------------------------------------------------------------------------------------------------------------

                                Exhibit 1. 1 (e)
                                ----------------

OPERATING AGREEMENTS SCHEDULE

MADISON PLAZA
SERVICE CONTRACTS

-------------------------------------------------------------------------------------------------------------------------
                                                                  CONTRACT        MP   DATE
TYPE OF WORK            CONTRACTOR              TERM               AMOUNT         AG    BLD             REMARKS
-------------------------------------------------------------------------------------------------------------------------
Building            Siebe                UNDER WARRANTY                          No     3/97  System still under warranty
Automation System   950 Business                                                              Contract will be made in
                    Center Drive                                                              fall 1998.
                    Mount Prospect, IL
                    60056
                    Phone: 847.803.2345
                    Fax: 847.803.2898
-------------------------------------------------------------------------------------------------------------------------
Chiller             Carrier Corporation  8/1/95-7/31/98      Cost:
Maintenance         8350 Madison Street  Renewal:            =$3,604/month       Yes   *      Contract is Madison
                    Suite 5              M-T-M                                                Plaza's Continuing
                    Burr Ridge, IL       Cancellation                                         Service Agreement.
                    60521                Option:                                              *Contractor is the
                    Contact: Hank Witek  Cancellation                                         manufacturer of the
                    Phone: 630.986.4265  w/cause,                                             equipment.  We are
                    Fax: 630.986.4271    30 days prior                                        reviewing our option
                                         written notice.                                      relating to CFCs and this
                                         notice.                                              contract will be reviewed
                                                                                              at that time.
-------------------------------------------------------------------------------------------------------------------------
Elevator            Otis Elevator        3/1/95-2/28/00      Cost:
Maintenance         Company              Renewal:            =$26,036/month      No     1/95  *Contract is Otis'
                    700 S. Clinton       auto one year       (paid quarterly)                 Extended Term
                    Chicago, IL 60607    renewals                                             Coverage with Madison
                    Contact: Scott       Cancellation                                         Plaza's
                    McGuire              Option:                                              Maintenance Agreement as an
                    Phone: 312.454.1616  60 days written                                      Addendum.
                    Fax: 312.939.5624    notice prior to
                                         end of term, or 15
                                         days notice with
                                         cause.
-------------------------------------------------------------------------------------------------------------------------
Elevator Package    Siebe                8/1/94-7/31/95      Cost:
Units               950 Business         Renewal:            =$2,001 quarterly   Yes    7/94  Contract is Madison
                    Center Dr.           M-T-M                                                Plaza's Continuing
                    Mount Prospect, IL   Cancellation                                         Service Agreement.
                    60056                Option:
                    Contact: Ralph       Cancellable w/10                                     Seven days prior written
                    Pfiefer              days prior                                           notice in event
                    Phone: 708.803.2345  written notice.                                      a sale.
                    Fax: 708.803.2898
-------------------------------------------------------------------------------------------------------------------------
Copier (Lease)      Modern Business      3/4/96-3/3/99       Cost:
                    Systems              Renewal:            $408.94 monthly     No     3/96
                    P.O. Box 1144        None
                    Jefferson City, MO   Cancellation
                    65102                Option:
                    Contact: Sheri       None
                    Daneshmand
                    Phone: 314.634.1800
-------------------------------------------------------------------------------------------------------------------------
Fax Machine         Danka Omnifax        2/1/96-present      Cost:
(Maintenance)       1105 Remington Road  Renewal:            $252.00/annum       No     2/96
                    Schaumburg, IL       M-T-M
                    60173                Cancellation
                    Contact: Doug        Option:
                    Taylor               Cancellable w/30
                                         days prior written
                                         notice.
-------------------------------------------------------------------------------------------------------------------------
Fire/Life Safety    Securitylink from    1/1/94-12/31/99     Cost:
Equip.              Ameritech            Renewal:            =$582.32            No    12/93  Due to the sensitive
Monitoring          7280 W. Devon Ave.   5-year term         quarterly                        nature of this contra
                    Chicago, IL 60631    unless we                                            we are using the
                    Contact: Thomas      notify vendor                                        contractor's form.
                    Warha                w/in 30 days
                    Phone: 773.775.8600  of  the term exp.
                    Fax: 773.775.6869    Cancellation
                                         Option:
                                         None
-------------------------------------------------------------------------------------------------------------------------
Fire/Life Safety    Edwards              10/1/95-9/30/96     Cost:
Equip.              18W 100 22nd St.     Renewal:            =$8,500 annually    Yes   10/95  New contract to comply
Testing             Suite 102            M-T-M               $708.33/month                    with City code.
                    Oak Brook Terrace,   Cancellation
                    IL 60181             Option:
                    Contact: Tom Lai     Cancellable w/30                                     Seven day termination in
                    Phone: 800.873.3392  days prior                                           event of sale.
                    Fax: 708.916.1289    written notice.
-------------------------------------------------------------------------------------------------------------------------
HVAC-Pneumatic      Siebe                1/12/90-MTM         Cost:
Control             950 Business         Renewal:            =$3,250 quarterly   No     7/94  New contract in process to
                    Center Dr.           M-T-M                                                cover new
                    Mount Prospect, IL   Cancellation                                         building automation system.
                    60056                Option:
                    Contact: Brad Smith  Cancellable w/60
                    Phone: 708.803.2345  days prior
                    Fax: 708.803.2898    written notice
-------------------------------------------------------------------------------------------------------------------------
Janitorial          Lakeside Building    12/9/96-12/8/97     Cost:
Services            Maint.               Renewal:            =contractor's       Yes   10/96  Contract includes labor +
                    155 N. Wacker Dr.    M-T-M               cost plus                        payroll costs. Maintenance
                    Chicago, IL 60606    Cancellation        $3,000/mo. Fee                   and supply of equipment
                    Contact : Nick       Option:                                              and tenant services to be
                    Baker                Cancellable w/10                                     billed through the
                    Phone: 312.541.0050  days prior                                           building.
                    Fax:  312.541.0307   written notice
                                         during MTM term.
-------------------------------------------------------------------------------------------------------------------------

MADISON PLAZA
SERVICE CONTRACTS

------------------------------------------------------------------------------------------------------------------------
                                                                 CONTRACT        MP   DATE
TYPE OF WORK            CONTRACTOR              TERM              AMOUNT         AG    BLD             REMARKS
------------------------------------------------------------------------------------------------------------------------
Landscaping         The Brickman Group   4/15/98-10/15/98    Cost:
Exterior            2745 N. Elston Ave.  Renewal:            =$2,150/year       Yes   11/97  Contract is Madison
                    Chicago, IL 60647    M-T-M                                               Plaza's Continuing
                    Contact: Doug        Cancellation                                        Service Agreement.
                    Krause               Option:
                    Phone: 773.252.7980  Cancellable w/30
                    Fax: 773.252.8026    days prior
                                         written notice.
------------------------------------------------------------------------------------------------------------------------
Landscaping         Rentokil             4/29/98-4/30/99                        Yes    1/97  Contract is Madison
Interior            203 N. Wabash, #400  Renewal:                                            Plaza's Continuing
                    Chicago, IL          M-T-M               Lobby & OOB:                    Service Agreement.
                    60601-2410           Cancellation        =$1084.89/month
                    Contact:  Jill       Option:                                             AWAITING FINAL EXECUTION OF
                    Veech                Cancellable w/30                                    AGREEMENT.
                    Phone: 312-704-2100  days prior
                    Fax: 312-782-0356    written notice.
------------------------------------------------------------------------------------------------------------------------
Metal Maintenance   Program Metal        6/1/97-5/31/2000    Cost:
                    Maintenance          Renewal:            $601.84/month      Yes    4/98  Contract is Madison
                    2850 W. Fulton       M-T-M               extra services                  Plaza's Continuing
                    Chicago, IL          Cancellation        billed                          Service Agreement.
                    60612-1706           Option:             at $36/hour
                    Contact: Al          Cancellable w/30
                    Schlegel             days prior
                    Phone: 773-533-5100  written notice.
                    Fax: 773-533-3088
------------------------------------------------------------------------------------------------------------------------
Mobile Phone        Cellular One         9/30/96-9/29/98     Cost:
                    Area Wide Cellular   Renewal:            $11.75 + charges   No     9/96
                    930 National         M-T-M               based
                    Parkway              Cancellation        on usage.
                    Schaumburg, IL       Option:
                    60173                None.
                    Phone: 800.CELLONE
------------------------------------------------------------------------------------------------------------------------
Pagers              Paging Network of    4/4/97-1/26/97      Cost:
                    Illinois             Renewal:            $100.50 monthly    No    n/a
                    3 Westbrook          M-T-M
                    Corporate Ctr.       Cancellation
                    Suite 300            Option:
                    Westchester, IL      Yes, after
                    60154                expiration date.
                    Phone: 708.409.1100
------------------------------------------------------------------------------------------------------------------------
Pay Phone           Sprint/PublicFON     1/27/97-1/26/97     Cost:
                    P.O. Box 569700      Renewal:            LL to receive      No     1/97
                    Dallas, Texas 75356  Auto one year       commissions on
                    Phone: 800-326-2580  terms.              pay
                                         Cancellation        phone.
                                         Option:
                                         30 days prior to
                                         end of term.
------------------------------------------------------------------------------------------------------------------------
Pest Control        C&C Pest Control     9/15/96-9/14/97     Cost:
                    348 E. North Ave.    Renewal:            $1,950/year        Yes    8/96  Contractor sprays every 14
                    Northlake, IL 60164  M-T-M                                               days on W/F
                    Contact: Tom         Cancellation                                        Tenant minimum is $25 per
                    Martinico            Option:                                             call
                    Phone: 708.562.3535  Cancellable w/10
                    Fax: 708.562.3755    days prior
                                         written notice
                                         during MTM term.
------------------------------------------------------------------------------------------------------------------------
Postage Meter       Pitney & Bowes       11/1/96-4/30/01     Cost:
                    201 Merritt Seven    Renewal:            $327 per quarter   No    n/a
                    Norwalk, CT 06856    None
                    Contact: S.J.        Cancellation
                    Bellofatto           Option:
                    Phone: 800.451.0412  None
------------------------------------------------------------------------------------------------------------------------
Portable Radios     United Radio         5/1/95-present      Cost:
                    Comm., Inc.          Renewal:            =$363.60           Yes    5/95
                    317 West Illinois    M-T-M               quarterly
                    St. Ste. A           Cancellation        Equipment:
                    St. Charles, IL      Option:             21 Motorola
                    60174                Cancellable w/30    radios.
                    Contact: Gary Kuzel  days prior          3 GE radios.
                    Phone: 708.430.5800  written notice.     Repeater &
                    Fax: 708.233.5820                        chargers
                                                             on T&M basis.
------------------------------------------------------------------------------------------------------------------------

MADISON PLAZA
SERVICE CONTRACTS

------------------------------------------------------------------------------------------------------------------------
                                                                 CONTRACT        MP   DATE
TYPE OF WORK            CONTRACTOR              TERM              AMOUNT         AG    BLD             REMARKS
------------------------------------------------------------------------------------------------------------------------
Security Cameras     Phoenix Systems &
                     Service                                                                  SECURITY CAMERAS ARE
                     722 Foster Avenue                                                        CURRENTLY UNDER WARRANTY.
                     Bensenville, IL                                                          NEGOTIATING SERVICE
                     60106                                                                    CONTRACT FOR NEW AND
                     Contact: Ken Rupp                                                        EXISTING EQUIP.
                     Phone: 630.860.9501
                     Fax: 630.860.8905
------------------------------------------------------------------------------------------------------------------------
Security Card       Phoenix Systems      5/1/97-4/30/98
Access              722 Foster Ave.      Renewal:            Cost:
                    Bensenville, IL      M-T-M               $8,500 annually,   Yes          Madison Plaza Continuing
                    60106                Cancellation        $2,125/qtr.                     Service
                    Contact: Ken Rupp    Option:                                             Agreement
                    Phone: 630.860.9501  10 days written
                    Fax: 630.860.8905    notice during
                                         MTM term.
------------------------------------------------------------------------------------------------------------------------
Security Guards     The Kane Service     4/23/92-4/22/93
                    6325 N. Avondale     Renewal:            Cost:
Corporate           Chicago, IL 60631    M-T-M               Varies by          No     3/92  Contract is a corporate
Agreement           Contact: Mark Baker  Cancellation        officer but                     agreement
                    Phone: 312.775.1118  Option:             approximately                   Through Miglin-Beitler.
                    Fax: 312.775.3526    Cancellable w/30    $3,500
                                         days prior          per week.
                                         written notice.     Five full-time
                                                             guards.
------------------------------------------------------------------------------------------------------------------------
Riser Maintenance   Facilities Mgmt.     9/1/96-8/31/97
                    Co.                  Renewal:            Cost:
                    26 N. Hillside Ave.  MTM                 One time fee of    Yes    7/96  Actual service began
                    Hillside, IL 60162   Cancellation:       $4,000                          9/16/96.
                    Contact: Mike        Cancellable w/30    No annual maint.                Hourly billing at $48/hr.
                    Curtin Jr.           days prior          Fees for as long
                    Phone: 708/449-2201  written notice.     FMC provides svc
                    Fax: 708/449-2608                        to the building.
------------------------------------------------------------------------------------------------------------------------

Telecommunications  Fairchild Telecom    9/1/96-8/31/01                                      License Agreement between
Shared Tenant       300 West Service     Renewal:            Cost:                           Building
Services            Road                 As agreed           $1,000/monthly                  and Shared
                    Chantilly,           Cancellation:                                       Technologies/Fairchild to
                    Virginia 22021       Only upon default                                   provide shared telephone
                                                                                             facilities for
                    Metropolitan Fiber                                                       tenants of 200 West
                    Systems                                                                  Madison.
                    One Tower Lane,
                    Suite 1600                                                               Telecommunications Services
                    Oakbrook Terrace,                                                        Agreement between
                    IL 60181                                                                 Fairchild Comm.
                                                                                             and Metropolitan Fiber
                                                                                             Systems to
                                                                                             provide fiber-optics.
------------------------------------------------------------------------------------------------------------------------
Telephones          Fairchild Telecom    10/28/91-present
                    300 W. Service Road  Renewal:            Cost:              No     8/91
                    PO Box 10804         MTM                 Varies upon
                    Chantilly, VA 22021  Cancellation:       usages and
                    Contact: Stuart      Anytime             distances.
                    Meister
                    Phone: 800.800.7466
------------------------------------------------------------------------------------------------------------------------
Uniform Rental      A.W. Zengler         4/28/97-4/27/98
                    5427 N. Broadway     Renewal:            Cost:              Yes          Contract is Madison
                    Chicago, IL          MTM                 $79.05/biweekly                 Plaza's Continuing
                    60640-1799           Cancellation                                        Service Agreement.
                    Contact: Larry       Option:
                    Kulik                Cancellable w/10
                    Phone: 312.561.1000  days prior
                    Fax: 312.561.2542    written notice
                                         during MTM term.
------------------------------------------------------------------------------------------------------------------------
Waste               BFI/Hoving & Sons    4/22/96-4/21/97     Compactor rental:  Yes    4/95  Contract is Madison
Removal/Recycling   1152 West Carroll    Renewal:            =$135.00/month                  Plaza's Continuing
                    Chicago, IL 60607    M-T-M               Compactor pulls:                Service Agreement.
                    Contact: David       Cancellation        =$70.00 each
                    DeRousse             Option:             30 yard roll-off:
                    Phone: 312.738.5850  Cancellable w/10    =$260.00 each
                    Phone: 312.829.5758  days prior          25 yard roll-off:
                                         written notice      =$210.00 each
                                         during MTM term.
------------------------------------------------------------------------------------------------------------------------

MADISON PLAZA
SERVICE CONTRACTS

--------------------------------------------------------------------------------------------------------------------------
                                                                  CONTRACT         MG   DATE
TYPE OF WORK            CONTRACTOR              TERM               AMOUNT          AG    BLD             REMARKS
--------------------------------------------------------------------------------------------------------------------------
Window Washing      Program Service      3/21/97-3/20/98     Cost:
Exterior            Group                Renewal:            =$12,110/cleaning    Yes    3/97  Next year we need to
                    2850 West Fulton     M-T-M               2-44                              budget cleaning
                    Chicago, IL 60612    Cancellation        (performed 3x/year)               for floors 45 & up twice.
                    Contact: Tim Trinen  Option:             =$3,700/cleaning
                    Phone: 773.533.5100  Cancellable w/10    for 45-up (1x/year)               1st cleaning of 1997
                    Pager: 773.533.3088  days. Prior         =$840/cleaning                    started 3/24/97
                                         written notice      for sloped glass
                                         during MTM term.    (3x/year)                         Madison Plaza's Continuing
                                                                                               Service Agreement.
--------------------------------------------------------------------------------------------------------------------------
Window Washing      Corporate Cleaning   4/3/97-4/2/98
Interior glass      Svcs.                Renewal:            Cost:                Yes    3/97  Next year we need to
(Including          21 W. Elm St.        M-T-M               =$4,200/cleaning                  budget washing
interior and        Chicago, IL 60610    Cancellation        =$450.00/quarterly                the interior of the
exterior of Lobby)  Contact: Neal        Option:             (lobby windows)                   windows twice.
                    Zucker               Cancellable w/10    -$300.00/9 months
                    Phone: 312.573.3333  days prior          (high plates)                     Madison Plaza's Continuing
                    Fax: 312.573.5730    written notice                                        Service
                                         during MTM term.                                      Agreement.
--------------------------------------------------------------------------------------------------------------------------

                               Exhibit 4.6(d)(i)

                              TENANT ESTOPPEL FORM


Overseas Partners Capital Corp. TENANT ESTOPPEL FORM


Overseas Partners Capital Corp.     Madison Plaza Venture
115 Perimeter Center Place          455 N. Cityfront Plaza Drive
Suite 940                           Suite 3200
Atlanta, Georgia 30346              Chicago, Illinois 60611


Re: Lease dated _________ , 199_ (the "Lease") between Cole Taylor Bank, as Trustee under Trust No. 40649 ("Landlord"), and _________________________
       ("Tenant")


Gentlemen:

    The undersigned Tenant understands that Overseas Partners Capital Corp. or its assigns intend to acquire from Madison Plaza Venture ("Seller") the property located at 200 West Madison Street, Chicago, Illinois (the "Property"). The undersigned Tenant does hereby certify to you as follows:

A. A true and correct copy of the Lease, along with all amendments, modifications and supplements (other than parking agreements) with respect thereto, is attached hereto as Exhibit A.
                                           -

B. The Lease is in full force and effect and has not been modified, supplemented, or amended except as attached.

C. Tenant has not given Landlord written notice of any dispute between Landlord and Tenant and, to Tenant's knowledge, no dispute or circumstances which would serve as a basis for any dispute exists. To the best of Tenant's knowledge, Landlord is not in default under the Lease.

D. Except as may be set forth below, (i) Tenant does not claim any offsets or credits against rents payable under the Lease, (ii) there are no unused tenant allowances due or to become due from Landlord under the Lease, and
    (iii) no reimbursements are currently due from Landlord: ______

E. Tenant has not paid a security or other deposit with respect to the Lease, except as follows: _________________

F.  Tenant has fully paid rent on account of the month of _________________

G. Tenant has not paid any rentals in advance except for the current month of __________, 199__

H. The current monthly base rent payable under the Lease is $________. The monthly installment of Rent Adjustment Deposit currently being paid is $________.

I. The term of the Lease expires on ____________________, and the Tenant has no options to renew or extend the term of the Lease except as expressly provided in the Lease.

J. Landlord has completed all improvements to the Premises required under the terms of the Lease to be performed by Landlord as of the date hereof.

K. The rentable square footage of the Premises, as provided in the Lease, is ________ square feet.

     Tenant makes the above statements for the benefit and protection of Seller and Overseas Partners Capital Corp., and its successors and assigns and the mortgagees thereof (collectively, the "Purchaser Parties") with the intent and understanding that they will be relied upon by Seller and the Purchaser Parties.

Dated:
       -------------------------


                                    TENANT:
                                            -----------------------

                               Exhibit 4.6(d)(ii)
                               ------------------

                              SELLER ESTOPPEL FORM


Overseas Partners Capital Corp.
115 Perimeter Center Place
Suite 940
Atlanta, Georgia 30346


Re: Lease dated ________, 199_ (the "Lease") between Cole Taylor Bank, as Trustee under Trust No. 40649 ("Landlord"), and _______________ ("Tenant"), for those premises known as Suite _____ ("Premises") located at 200 West Madison Street, Chicago, Illinois (the "Property")

Gentlemen:

     In connection with your acquisition of the Property pursuant to that certain Purchase and Sale Agreement dated as of ______, 1998 (the "Agreement") between Madison Plaza Venture ("Seller") and Overseas Partners Capital Corp. ("Purchaser"), the undersigned does hereby warrant to you as follows:

A. A true and correct copy of the Lease, along with all amendments, modifications and supplements (other than parking agreements) with respect thereto, is attached hereto as Exhibit A.
                                    ---------

B. The Lease is in full force and effect and has not been modified, supplemented, or amended except as attached:

C. Seller has not received written notice of any dispute between Landlord and I Tenant, and to Seller's knowledge, no dispute or circumstances which would serve as a basis for any dispute exists.

D. Landlord is not in default under the Lease. Except as may be set forth below, (i) Tenant does not claim any offsets or credits against rents payable under the Lease, (ii) there are no unused tenant allowances due or to become due from Landlord to Tenant under the Lease, and (iii) no reimbursements are currently due from Landlord to Tenant except:

E. Tenant has not paid a security or other deposit with respect to the Lease, except as follows: _______________.

F.   Tenant has fully paid rent on account of the month of _______________.

G. Tenant has not paid any rentals in advance except for the current month of _____________, 199__.

H. The current monthly base rent payable under the Lease is $_________. The monthly installment of Rent Adjustment Deposit currently being paid is $__________.

I. The term of the Lease expires on _______________, and the Tenant has no options to renew or extend the term of the Lease except as expressly provided in the Lease.

J. Landlord has completed all improvements to the Premises required under the terms of the Lease to be performed by Landlord as of the date hereof.

K. The rentable square footage of the Premises, as provided in this Lease, is ________ square feet.


    References to the "knowledge" of Seller shall have the meaning specified in the Agreement.

    The warranties set forth herein shall survive the closing of the sale of the Property (the "Closing") and shall automatically expire and terminate on the earlier to occur of (a) one year after the Closing if no claim has theretofore been made hereunder, and (b) the receipt by you of an estoppel certificate from Tenant confirming in all material respects the matters set forth herein. The warranties herein made shall not be subject to any limitations on the amount of claims or damages which can be claimed or collected as a result of the inaccuracy of any statement herein, including without limitation, any requirement that claims aggregate a minimum amount before any claim can be actionable.


     Dated:                  .
            -----------------

                         SELLER:

                         MADISON PLAZA VENTURE, an Illinois general partnership

                         By: MW Associates, an Illinois general partnership, its Managing Venturer

                              By: The Equitable Life Assurance Society of the United States, its managing venturer


                                    By:
                                    Name:
                                    Title:

                                Exhibit 5. 1 (c)
                                ----------------

                                LEASE EXCEPTIONS


1.   See attached rent delinquency report.

                                             AGED DELINQUENT AND PREPAID BALANCES
                                                  EQUITABLE REAL ESTATE MGMT.

----------------------------------------------------------------------------------------------------------------------------
Invoice Date        Category     Source         Amount       Current          30            60           90          120
----------------------------------------------------------------------------------------------------------------------------
269301-0002         000002     UNITED PARCEL SERVICE, INC.   Occupied    Day Due:   1    Delq. Day:   0
                               DAVE SMACIARZ                 0002        Last Payment:  10/28/97         900.00
                               (312) 990-2900
----------------------------------------------------------------------------------------------------------------------------
 01/01/97  BR        Base Rent      CH           50.00                                                               50.00
                     AUTOCHRG
 11/01/97  BR        Base Rent      CH          100.00                                                              100.00
                     AUTOCHRG
 12/01/97  BR        Base Rent      CH          100.00                                                              100.00
                     AUTOCHRG
 01/01/98  BR        Base Rent      CH          100.00                                                              100.00
                     AUTOCHRG
 02/01/98  BR        Base Rent      CH          100.00                                                 100.00
                     AUTOCHRG
 03/01/98  BR        Base Rent      CH          100.00                                   100.00
                     AUTOCHRG
 04/01/98  BR        Base Rent      CH          100.00                     100.00
                     AUTOCHRG
 05/01/98  BR        Base Rent      CH          100.00        100.00
                     AUTOCHRG
 06/01/98  BR        Base Rent      CH          100.00        100.00
                     AUTOCHRG
                     Total:                     850.00        100.00       100.00        100.00        100.00       450.00
----------------------------------------------------------------------------------------------------------------------------
269301-0003         000119     AIRBORNE EXPRESS              Occupied    Day Due:   1    Delq. Day:   0
                                                             0003        Last Payment:  01/05/98       400.00
----------------------------------------------------------------------------------------------------------------------------
 01/01/98  BR        Base Rent      CH          400.00                                                              400.00
                     97-98 ANNU
                     Total:                     400.00          0.00         0.00          0.00          0.00       400.00
----------------------------------------------------------------------------------------------------------------------------
269301-0125         000181     KARAD DRUG COMPANY, INC.      Occupied    Day Due:   1    Delq. Day:   0
                               ROGER RADEKE                  0125        Last Payment:  06/12/98     2,926.83
                               (312) 977-0330
----------------------------------------------------------------------------------------------------------------------------
 06/12/98   MNO      Misc. Non-     CR        1,458.83CR    1,458.83CR
                     UNALLOCATE
                     Total:                   1,458.83CR    1,458.83CR       0.00          0.00          0.00         0.00
----------------------------------------------------------------------------------------------------------------------------
269301-0130         000006     UNITED AIRLINES, INC.         Occupied    Day Due:   1    Delq. Day:   0
                               JIM KRAUSER                   0130        Last Payment:  06/19/98        17.90
                               (312) 294-4890
----------------------------------------------------------------------------------------------------------------------------
 06/01/98  OC        Escal-Op E     CH          603.68        603.68
                     AUTOCHRG
                     Total:                     603.68        603.68         0.00          0.00          0.00         0.00
----------------------------------------------------------------------------------------------------------------------------
269301-0520         000165     ADECCO EMPLOYMENT SERVICES    Occupied    Day Due:   1    Delq. Day:   0
                               R.E. ACCOUNTS PAYABLE         0520        Last Payment:  06/20/98        12.17
----------------------------------------------------------------------------------------------------------------------------
 03/05/98  MNO       Misc. Non-     CR          170.61CR                                                 170.61CR
                     UNALLOCATE
                     Total:                     170.61CR        0.00         0.00          0.00          170.61CR       0.00
----------------------------------------------------------------------------------------------------------------------------
269301-0590         000195     DELAWARE CHARTER/TRUST        Occupied    Day Due:   1    Delq. Day:   0
                               CONSULT                       0590        Last Payment:  06/23/98     4,323.75
----------------------------------------------------------------------------------------------------------------------------
 03/01/98  OC        Escal-Op       CH        2,008.28                                               2,008.28
                     AUTOCHRG
 03/01/98  RC        Esc-RE Tax     CH          540.49                                                 540.49
                     AUTOCHRG
 03/01/98  SVC       Service re     CH           15.00                                                  15.00
                     WORKORDER
 06/23/98  MNO       Misc. Non-     CR        2,470.62CR    2,470.62CR
                     UNALLOCATE
                     Total:                      93.15      2,470.62CR       0.00          0.00      2,563.77         0.00

                                             AGED DELINQUENT AND PREPAID BALANCES
                                                  EQUITABLE REAL ESTATE MGMT.

============================================================================================================================
Invoice Date        Category     Source         Amount       Current          30            60           90          120
----------------------------------------------------------------------------------------------------------------------------
269301-0700         000188     COLUMN FINANCIAL INC.         Occupied  Day Due:   1    Delq. Day:   0
                               JENNIFER JOHNSON              0700  Last Payment:  06/20/98           6,317.43
----------------------------------------------------------------------------------------------------------------------------
 04/28/98   MNO      Misc. Non-     CR       79,559.01CR                              79,559.01CR                     0.00
                     UNALLOCATE
                     Total:                  79,559.01CR        0.00         0.00     79,559.01CR        0.00         0.00
----------------------------------------------------------------------------------------------------------------------------
269301-0800         000015     THE HARTFORD INSURANCE        Occupied  Day Due:   1    Delq. Day:   0
                               LAURAN CLOGSTON               0800  Last Payment:  05/29/98         239,330.44
                               (203) 547-2891
----------------------------------------------------------------------------------------------------------------------------
 01/30/98   MNO      Misc. Non-     CR        5,077.93CR                                                          5,077.93CR
                     UNALLOCATE
 02/27/98   MNO      Misc. Non-     CR       59,911.81CR                                                         59,911.81CR
                     UNALLOCATE
 03/31/98   MNO      Misc. Non-     CR        5,940.43CR                                             5,940.43CR
                     UNALLOCATE
 04/29/98   MNO      Misc. Non-     CR          447.56CR                                 447.56CR
                     UNALLOCATE
 05/29/98   MNO      Misc. Non-     CR          241.56CR                   241.56CR
                     UNALLOCATE
                     Total:                  71,619.29CR        0.00       241.56CR      447.56CR    5,940.43CR  64,989.74CR
----------------------------------------------------------------------------------------------------------------------------
269301-1020         000197     BEAR STEARNS & CO.            Occupied  Day Due:   1    Delq. Day:   0
                                                             1020  Last Payment:  06/19/98             295.80
----------------------------------------------------------------------------------------------------------------------------
 03/31/98   SVC      Service re     CH          360.00                                                 360.00
                     WORKORDER
 03/31/98   SVC      Service re     CH          190.00                                                 190.00
                     WORKORDER
 05/01/98   BR       Base Rent      CH        5,760.45                   5,760.45
                     AUTOCHRG
 05/01/98   OC       Escal -Op E    CH        5,471.49                   5,471.49

 05/01/98   RC       Esc - RE Tax   CH        7,605.14                   7,605.14

 05/01/98   SVC      Service re     CH          930.64                     930.64
                     WORKORDERS
 06/01/98   BR       Base Rent      CH        6,056.25      6,056.25
                     AUTOCHRG
 06/01/98   SVC      Service re     CH           18.00         18.00
                     WORKORDERS
 06/01/98   SVC      Service re     CH           16.00         16.00
                     WORKORDERS
 06/01/98   SVC      Service re     CH           15.00         15.00
                     WORKORDERS
 06/01/98   SVC      Service re     CH           15.00         15.00
                     WORKORDERS
 06/01/98   SVC      Service re     CH           89.70         89.70
                     WORKORDERS
 06/01/98   SVC      Service re     CH           89.70         89.70
                     WORKORDERS
 06/01/98   SVC      Service re     CH           10.00         10.00
                     WORKORDERS
 06/01/98   SVC      Service re     CH           40.00         40.00
                     WORKORDERS
 06/01/98   SVC      Service re     CH           30.00         30.00
                     WORKORDERS
                     Total:                  26,682.37      6,364.65    19,767.72          0.00        550.00         0.00
----------------------------------------------------------------------------------------------------------------------------
269301-1300         000145     OFFICE OF THRIFT SUPERVISION  Occupied  Day Due:   1    Delq. Day:   0
                                                             1300  Last Payment:  06/19/98             100.00
----------------------------------------------------------------------------------------------------------------------------
 03/15/98   MNO      Misc. Non-     CR            1.00CR                                                 1.00CR
                     UNALLOCATE
 06/01/98   BR       Base Rent      CH       39,367.05     39,367.05
                     AUTOCHRG
 06/01/98   SRC      Cleaning - B   CH           25.00         25.00
                     AUTOCHRG
                     Tota:l:                 39,391.05     39,392.05         0.00          0.00          1.00CR         0.00

                                             AGED DELINQUENT AND PREPAID BALANCES
                                                  EQUITABLE REAL ESTATE MGMT.

============================================================================================================================
Invoice Date        Category     Source         Amount       Current          30            60           90          120
----------------------------------------------------------------------------------------------------------------------------
269301-1600       000018    NATIONAL FUTURES ASSOCIATION    Occupied   Day Due:   1    Delq. Day:   0
                            CANDICE  EDWARDS                1600       Last Payment:  06/20/98         20.00
                            (312) 781-1300
----------------------------------------------------------------------------------------------------------------------------
 05/23/98   MNO      Misc. Non-     CR          295.00CR                   295.00CR
                     UNALLOCATE
                     Total:                     295.00CR        0.00       295.00CR       0.00          0.00         0.00
----------------------------------------------------------------------------------------------------------------------------
269301-1835       000021    ACCUWORD INTERNATIONAL          Occupied   Day Due:   1    Delq. Day:   0
                            KELLY KEELEAN                   1835       Last Payment:  06/08/98      4,727.35
                            (203) 236-2351
----------------------------------------------------------------------------------------------------------------------------
 06/15/98   BR       Base Rent      NC        2,422.22CR    2,422.22CR
                     REMOVE CHA
 06/15/98   OC       Escal-Op E     NC           54.59CR       54.59CR
                     REMOVE CHA
 06/15/98   SA       Base Rent      NC           50.00CR       50.00CR
                     REMOVE CHA
                     Total:                   2,526.81CR    2,526.81CR       0.00          0.00          0.00         0.00
----------------------------------------------------------------------------------------------------------------------------
269301-1840       000022    FAIRCHILD COMMUNICATIONS        Occupied  Day Due:   1    Delq. Day:   0
                            TRACY MILLINCAMP                1840  Last Payment:  06/19/98           4,417.00
                            (708) 947-7000
----------------------------------------------------------------------------------------------------------------------------
 04/01/98   MIT      Misc Oper      CH          591.03                                   591.03
                     AUTOCHRG
 06/01/98   SVC      Service re     CH           89.70         89.70
                     WORKORDERS
 06/01/98   SVC      Service re     CH          305.67        305.67
                     WORKORDERS
 06/01/98   SVC      Service re     CH          418.60        418.60
                     WORKORDERS
 06/01/98   SVC      Service re     CH          119.60        119.60
                     WORKORDERS
 06/01/98   SVC      Service re     CH          301.30        301.30
                     WORKORDERS
                     Total:                   1,825.90      1,234.87         0.00        591.03          0.00         0.00
----------------------------------------------------------------------------------------------------------------------------
269301-1900       000170    SCA CONSULTING                  Occupied   Day Due:   1    Delq. Day:   0
                            JIM KNIGHT                      1900       Last Payment:  06/19/98          10.00
----------------------------------------------------------------------------------------------------------------------------
 02/23/98   MNO      Misc. Non-     CR        1,227.06CR                                                          1,227.06CR
                     UNALLOCATE
 03/03/98   MNO      Misc. Non-     CR          786.92CR                                               786.92CR
                     UNALLOCATE
                     Total:                   2,013.98CR        0.00         0.00          0.00        786.92CR   1,227.06CR
----------------------------------------------------------------------------------------------------------------------------
269301-1950       000028    ROSENBLUM & SMITH               Occupied   Day Due:   1    Delq. Day:   0
                            BRIAN VANDENBERG                1950       Last Payment:  06/23/98       8,650.71
                            (312) 977-9000
----------------------------------------------------------------------------------------------------------------------------
 03/01/98   BR       Base Rent      CH        1,064.92                                               1,064.92
                     AUTOCHRG
 06/01/98   BR       Base Rent      CH       10,396.26     10,396.26
                     AUTOCHRG
 06/01/98   SVC      Service re     CH           10.00         10.00
                     WORKORDERS
  06/01/98  SVC      Service re     CH           25.00         25.00
                     WORKORDERS
  06/01/98  SVC      Service re     CH           50.00         50.00
                     WORKORDERS
  06/01/98  SVC      Service re     CH           45.00         45.00
                     WORKORDERS
  06/23/98  MNO      Misc. Non-     CR         77.48CR       77.48CR
                     UNALLOCATE
                     Total:                  11,513.70     10,448.78         0.00          0.00      1,064.92         0.00
----------------------------------------------------------------------------------------------------------------------------
269301-1970       000129    KELLEY DRYE & WARREN            Occupied   Day Due:   1    Delq. Day:   0
                            JEFFREY M. CROSS                1970       Last Payment:  06/08/98       1,404.88
                            (312) 346-6350
----------------------------------------------------------------------------------------------------------------------------
 03/23/98   MNO      Misc. Non-     CR            0.01CR
                                                  0.01CR


                                             AGED DELINQUENT AND PREPAID BALANCES
                                                  EQUITABLE REAL ESTATE MGMT.

===============================================================================================================================
Invoice Date        Category     Source         Amount       Current          30            60           90          120
-------------------------------------------------------------------------------------------------------------------------------
KELLEY DRYE & WARREN Continued:
                      UNALLOCATE
                        Total:                    0.01CR        0.00         0.00          0.00          0.01CR       0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-1975            000128  SATO TRAVEL             Occupied     Day Due:   1    Delq. Day:   0
                               ROSEMARIE ROSSI         1975         Last Payment:  06/19/98            834.41
                               703 346-6350
-------------------------------------------------------------------------------------------------------------------------------
  05/01/98  RC       Esc  RE Tax    CH          983.97                     983.97
                     AUTOCHRG
  06/01/98  PC       Parking In     CH          350.00        350.00
                     AUTOCHRG
                       Total:                 1,333.97        350.00       983.97          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-2020            000140  OFFICE OF THE BUILDING  Occupied     Day Due:   1    Delq. Day:   0
                                                       2020         Last Payment:  06/19/98         15,980.48
-------------------------------------------------------------------------------------------------------------------------------
  05/01/98  BR       Base Rent      CH        6,383.20      6,383.20
                     AUTOCHRG
  06/01/98  OC       Escal Op E     CH          187.68        187.68
                     AUTOCHRG
                       Total:                 6,570.88      6,570.88         0.00          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-2060            000122  PRO STAFF PERSONNEL     Occupied     Day Due:   1    Delq. Day:   0
                               SERVICES                2060         Last Payment:  02/20/98         11,445.18
-------------------------------------------------------------------------------------------------------------------------------
 11/24/97   MNO      Misc. Non-     CR          515.77CR                                                            515.77CR
                     UNALLOCATE
                       Total                    515.77CR        0.00         0.00          0.00          0.00       515.77CR
-------------------------------------------------------------------------------------------------------------------------------
269301-2100            000137  FMC FOODTECH            Occupied     Day Due:   1    Delq. Day:   0
                               CINDY SHIAO             2100         Last Payment:  06/23/98         70,562.17
                               (312) 861-5715
-------------------------------------------------------------------------------------------------------------------------------
 02/23/98   MNO      Misc. Non-     CR        5,612.46CR    5,612.46CR
                     UNALLOCATE
                       Total:                 5,612.46CR    5,612.46CR       0.00          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-2150            000171  SLP STATISTICS, INC.    Occupied     Day Due:   1    Delq. Day:   0
                               GREG SPURRIER           2150         Last Payment:  06/23/98         10,004.74
-------------------------------------------------------------------------------------------------------------------------------
  10/01/97  BR       Base Rent      CH        1,156.38                                                            1,156.38
                     AUTOCHRG
  10/01/97  OC       Escal Op E     CH        1,390.15                                                            1,390.15
                     AUTOCHRG
  10/01/97  RC       Esc-RE Tax     CH        1,886.94                                                            1,886.94
                     AUTOCHRG
  10/01/97  SR       Base Rent      CH          329.00                                                              329.00
                     AUTOCHRG
  10/01/97  SRC      Cleaning B     CH           10.00                                                               10.00
                     WORKORDER
  10/01/97  SRC      Cleaning B     CH            3.00                                                                3.00
                     WORKORDER
  11/01/97  BR       Base Rent      CH        1,261.50                                                            1,261.50
                     AUTOCHRG
  11/01/97  OC       Escal Op E     CH        1,390.15                                                            1,390.15
                     AUTOCHRG
  11/01/97  RC       Esc-RE Tax     CH        1,886.94                                                            1,886.94
                     AUTOCHRG
  11/01/97  SR       Base Rent      CH          329.00                                                              329.00
                     AUTOCHRG
  11/01/97  SVC      Service re     CH           35.00                                                               35.00
                     WORKORDER
  02/01/98  BR       Base Rent      CH          924.92                                                              924.92
                     AUTOCHRG
  06/23/98  MNO      Misc. Non-     CR        4,994.87CR    4,994.87CR
                     UNALLOCATE
                       Total:                 5,608.11      4,994.87CR       0.00          0.00          0.00    10,602.98

                                             AGED DELINQUENT AND PREPAID BALANCES
                                                  EQUITABLE REAL ESTATE MGMT.

===============================================================================================================================
Invoice Date        Category     Source         Amount       Current          30            60           90          120
-------------------------------------------------------------------------------------------------------------------------------
269301-2210            000194  VERIO-MIDWEST INC.      Occupied     Day Due:   1    Delq. Day:   0
                                                       2210         Last Payment:  06/23/98         13,667.85
-------------------------------------------------------------------------------------------------------------------------------
  04/27/98  MNO      Misc. Non-     CR          478.91CR                                 478.91CR
                     UNALLOCATE
  06/23/98  MNO      Misc. Non-     CR           20.00CR       20.00CR
                     UNALLOCATE
                        Total                   498.91CR       20.00CR       0.00        478.91CR        0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-2260            000034  SULLIVAN, COTTER,       Occupied     Day Due:   1    Delq. Day:   0
                                 & ASSOC.              2260         Last Payment:  06/23/98          3,995.98
-------------------------------------------------------------------------------------------------------------------------------
 06/23/98   MNO      Misc. Non-     CR        3,885.35CR    3,885.35CR
                     UNALLOCATE
                        Total:                3,885.35CR    3,885.35CR       0.00          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-2420            000036  MG. METALS CORPORATION  Occupied     Day Due:   1    Delq. Day:   0
                                                       2420         Last Payment:  06/23/98          3,330.08
-------------------------------------------------------------------------------------------------------------------------------
 03/01/98   SVC      Service re     CH          758.20                                                 758.20
                     WORKORDER
                        Total:                  758.20          0.00         0.00          0.00        758.20         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-2450            000180  THE HUNTER GROUP, INC.  Occupied     Day Due:   1    Delq. Day:   0
                               ACCOUNTS PAYABLE        2450         Last Payment:  06/19/98          2,553.56
                               (410)576-1515
-------------------------------------------------------------------------------------------------------------------------------
 05/01/98   OC       Escal-Op E     CH           15.00                      15.00
                     AUTOCHRG
                        Total:                   15.00          0.00        15.00          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-2600            000039  U.S. SPRINT             Occupied     Day Due:   1    Delq. Day:   0
                               SHERRY BURTON           2600         Last Payment:  06/20/98            298.73
                               (708) 318-3000
-------------------------------------------------------------------------------------------------------------------------------
  03/01/97  MR       Esc-Misc/P     NC          452.08CR                                                            452.08CR
                     96 0/E ESC
  03/25/97  RR       Esc-RE Tax     NC        1,690.18CR                                                          1,690.18CR
                     91 R/E TAX
  03/01/98  RC       Esc-RE Tax     NC        1,939.28CR                                             1,939.28CR
                     CIRCUL. TAX
  03/01/98  RC       Esc-RE Tax     NC        1,880.44CR                                             1,880.44CR
                     CIRCULATOR
                        Total:                5,961.98CR        0.00         0.00          0.00      3,819.72CR   2,142.26CR
-------------------------------------------------------------------------------------------------------------------------------
269301-2610            000121  BARNES & THORNBURG      Occupied     Day Due:   1    Delq. Day:   0
                               CLAUDIA SCOTT           2610         Last Payment:  06/19/98          1,564.39
-------------------------------------------------------------------------------------------------------------------------------
 02/25/98   RC       Esc-RE Tax     CH          120.00                                                              120.00
                     2/15-2/28
                        Total:                  120.00          0.00         0.00          0.00          0.00       120.00
-------------------------------------------------------------------------------------------------------------------------------
269301-2670            000134  BENEFITS COMMUNICATION  Occupied     Day Due:   1    Delq. Day:   0
                                CORP.                  2670         Last Payment:  06/19/98            725.84
                               NANCY COLE
                               (312) 419-9030 ext. 108
-------------------------------------------------------------------------------------------------------------------------------
 05/23/98   MNO      Misc. Non-     CH          302.27CR                   302.27CR
                     UNALLOCATE
                        Total:                  302.27CR        0.00       302.27CR        0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-2720            000044  FPL ADVISORY GROUP CO.  Occupied     Day Due:   1    Delq. Day:   0
                                                       2720         Last Payment:  06/18/98         16,143.58
-------------------------------------------------------------------------------------------------------------------------------
 06/01/98  SVC       Services re    CH           10.00         10.00
                     WORKORDERS
 06/18/98  MNO       Misc. Non-     CR            7.00CR        7.00CR
                     UNALLOCATE
                        Total:                    3.00          3.00         0.00          0.00          0.00         0.00

                                             AGED DELINQUENT AND PREPAID BALANCES
                                                  EQUITABLE REAL ESTATE MGMT.

===============================================================================================================================
Invoice Date        Category     Source         Amount       Current          30            60           90          120
-------------------------------------------------------------------------------------------------------------------------------
269301-2805            000046  O'BRIEN KREITZBERG      Occupied     Day Due:   1    Delq. Day:   0
                                                       2805         Last Payment:  06/19/98          8,178.48
-------------------------------------------------------------------------------------------------------------------------------
 06/02/98   MNO      Misc. Non-     CR           43.93CR       43.93CR
                     UNALLOCATE
                        Total:                   43.93CR       43.93CR       0.00          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-2850            000047  SUSAN E. LOGGANS        Occupied     Day Due:   1    Delq. Day:   0
                               & ASSOCIATES            2850         Last Payment:  06/19/98            835.42
                               SUSAN LOGGANS
-------------------------------------------------------------------------------------------------------------------------------
  06/01/98  BR       Base Rent      CH        1,374.50      1,374.50
                     AUTOCHRG
  06/01/98  OC       Escal-Op E     CH        5,651.31      5,651.31
                     AUTOCHRG
  06/01/98  RC       Esc-Re Tax     CH        7,855.08      7,855.08
                     AUTOCHRG
  06/01/98  SRC      Cleaning-B     CH          158.00        158.00
                     AUTOCHRG
  06/01/98  SVC      Service re     CH           30.00         30.00
                     WORKORDERS
  06/01/98  SVC      Service re     CH           90.00         90.00
                     WORKORDERS
                        Total:               15,158.89     15,158.89         0.00          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-2900            000049  HYATT CORPORATION       Occupied     Day Due:   1    Delq. Day:   0
                               RON DEBIASE             2900         Last Payment:  06/30/98         54,067.54
                               (312) 750-8128
-------------------------------------------------------------------------------------------------------------------------------
 02/25/98   MNO      Misc. Non-     CR        1,427.84CR                                                          1,427.84CR
                     UNALLOCATE
                        Total:                1,427.84CR        0.00         0.00          0.00          0.00     1,427.84CR
-------------------------------------------------------------------------------------------------------------------------------
269301-3000            000050  HYATT CORPORATION       Occupied     Day Due:   1    Delq. Day:   0
                               RON DEBIASE             3000         Last Payment:  06/30/98         42,119.00
                               (312) 750-8128
-------------------------------------------------------------------------------------------------------------------------------
 02/25/98   MNO      Misc. Non-     CR        3,629.71CR                                                          3,629.71CR
                     UNALLOCATE
                        Total:                3,629.71CR        0.00         0.00          0.00          0.00     3,629.71CR
-------------------------------------------------------------------------------------------------------------------------------
269301-3300            000102  TOWERS PERRIN           Occupied     Day Due:   1    Delq. Day:   0
                               MARIA PILLOT            3300         Last Payment:  06/19/98          1,106.54
                               (215) 246-3936
-------------------------------------------------------------------------------------------------------------------------------
  04/01/98  RC       Esc-RE Tax     CH       15,508.75                                15,508.75
                     AUTOCHRG
  06/01/98  PC       Parking In     CH          350.00        350.00
                     AUTOCHRG
  06/01/98  SR       Base Rent      CH        1,905.00      1,905.00
                     AUTOCHRG
  06/01/98  SRC      Cleaning-B     CH        1,908.54      1,908.54
                     AUTOCHRG
  06/01/98  SVC      Service re     CH          160.09        160.00
                     WORKORDERS
  06/01/98  SVC      Service re     CH          315.00        315.00
                     WORKORDERS
  06/01/98  SVC      Service re     CH          400.00        400.00
                     WORKORDERS
  06/15/98  BR       Base Rent      NC           41.50CR       41.50CR
                     REMOVE CHA
                        Total:               20,505.88      4,997.13         0.00     15,508.75          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-3440            000153  CENTURA SOFTWARE        Occupied     Day Due:   1    Delq. Day:   0
                               CORPORATION             3440         Last Payment:  06/19/98             10.00
                               ROGER SPIELER
                               (415) 617-3962
-------------------------------------------------------------------------------------------------------------------------------
 05/01/98   BR       Base Rent      CH          129.46                     129.46
                     AUTOCHRG
                        Total:                  129.46          0.00       129.46          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------

                                             AGED DELINQUENT AND PREPAID BALANCES
                                                  EQUITABLE REAL ESTATE MGMT.

===============================================================================================================================
Invoice Date        Category     Source         Amount       Current          30            60           90          120
-------------------------------------------------------------------------------------------------------------------------------
269301-3550            000146  DECISIONQUEST, INC.     Occupied     Day Due:   1    Delq. Day:   0
                                                       3550         Last Payment:  06/03/98          5,842.82
-------------------------------------------------------------------------------------------------------------------------------
  06/01/98  SVC      Service re     CH           30.00         30.00
                     WORKORDERS
  06/01/98  SVC      Service re     CH           20.00         20.00
                     WORKORDERS
                        Total:                   50.00         50.00         0.00          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-3630            000054  MIDWEST MORTGAGE        Occupied     Day Due:   1    Delq. Day:   0
                               MANAGEMENT CO           3630         Last Payment:  05/04/98          1,724.13
                               SCOTT CLEAVE
                               (312)  407-6999
-------------------------------------------------------------------------------------------------------------------------------
  06/01/98  BR       Base Rent      CH        1,645.08      1,645.08
                     AUTOCHRG
  06/01/98  OC       Escal-Op E     CH           20.20         20.20
                     AUTOCHRG
  06/01/98  RC       Esc-Re Tax     CH           58.85         58.85
                     AUTOCHRG
                        Total                 1,724.13      1,724.13         0.00          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-3650            000056  THE BRENNER GROUP       Occupied     Day Due:   1    Delq. Day:   0
                               RICHARD HOGAN           3650         Last Payment:  06/23/98          4,837.93
                                  (312) 726-2525
-------------------------------------------------------------------------------------------------------------------------------
  04/01/98  BR       Base Rent      CH          277.78                                   277.78
                     AUTOCHRG
  05/01/98  BR       Base Rent      CH        6,295.18                   6,295.18
                     AUTOCHRG
  05/01/98  PC       Parking In     CH          350.00                     350.00
                     AUTOCHRG
  06/01/98  BR       Base Rent      CH        6,295.18      6,295.18
                     AUTOCHRG
  06/01/98  PC       Parking In     CH          350.00        350.00
                     AUTOCHRG
  06/23/98  MNO      Misc. Non-     CR        4,837.93CR    4,837.93CR
                     UNALLOCATE
                        Total:                8,730.21      1,807.25     6,645.18        277.78          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-3900            000059  HYATT CORPORAION        Occupied     Day Due:   1    Delq. Day:   0
                               RON DEBIASE             3900         Last Payment:  06/30/98        205,993.36
                                 (312) 750-8128
-------------------------------------------------------------------------------------------------------------------------------
  06/01/98  PC       Parking In     CH        7,310.00      7,310.00
                     AUTOCHRG
  06/01/98  SRC      Cleaning-B     CH        5,905.00      5,905.00
                     AUTOCHRG
  06/30/98  MNO      Misc. Non-     CR        1,495.14CR    1,495.14CR
                     UNALLOCATE
                        Total:               11,719.86     11,719.86         0.00          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-5001            000095  THE HARTFORD            Occupied     Day Due:   1    Delq. Day:   0
                               WORK ORDERS             5001         Last Payment:  06/20/98            771.20
                               LARRY SANDLIN
                               (312) 704-4284
-------------------------------------------------------------------------------------------------------------------------------
 06/12/98   MNO      Misc. Non-     CR          262.20CR      262.20CR
                     UNALLOCATE
                        Total:                  262.20CR      262.20CR       0.00          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-5004            000098  BAIRD & WARNER          Occupied     Day Due:   1    Delq. Day:   0
                               WORK ORDERS             5004         Last Payment:  06/29/98            110.00
                               JAMES L. MANN
                               (312) 368-1855
-------------------------------------------------------------------------------------------------------------------------------
  12/01/98  SVC      Service re     CH           45.00                                                               45.00
                     WORKORDERS
  01/01/98  SRC      Cleaning-B     CH           45.00                                                               45.00
                     AUTOCHRG
  01/01/98  SRC      Cleaning-B     CH           20.00                                                               20.00
                     AUTOCHRG
  01/01/98  SRC      Cleaning-B     CH           15.00                                                               15.00
                     WORKORDER

                                             AGED DELINQUENT AND PREPAID BALANCES
                                                  EQUITABLE REAL ESTATE MGMT.

===============================================================================================================================
Invoice Date        Category     Source         Amount       Current          30            60           90          120
-------------------------------------------------------------------------------------------------------------------------------
BAIRD & WARNER  WORK ORDERS Continued:
  01/01/98  SRC      Cleaning-B     CH           15.00                                                               15.00
                     WORKORDER
  01/01/98  SRC      Cleaning-B     CH           45.00                                                               45.00
                     WORKORDER
  01/01/98  SRC      Cleaning-B     CH           20.00                                                               20.00
                     WORKORDER
  01/01/98  SRC      Cleaning-B     CH           20.00                                                               20.00
                     WORKORDER
  01/01/98  SRC      Cleaning-B     CH           30.00                                                               30.00
                     WORKORDER
  02/01/98  SVC      Service re     CH           95.00                                                               95.00
                     WORKORDER
  02/01/98  SVC      Service re     CH           30.00                                                               30.00
                     WORKORDER
  03/01/98  SVC      Service re     CH           45.00                                                  45.00
                     WORKORDER
  03/01/98  SVC      Service re     CH           90.00                                                  90.00
                     WORKORDER
  03/01/98  SVC      Service re     CH           45.00                                                  45.00
                     WORKORDER
  05/01/98  SVC      Service re     CH           65.00                      65.00
                     WORKORDER
  05/01/98  SVC      Service re     CH           15.00                      15.00
                     WORKORDER
  05/01/98  SVC      Service re     CH          383.00                     383.00
                     WORKORDER
  06/29/98  MNO      Misc. Non-     CR           35.00CR         35.00CR
                     UNC/ WO #
  06/29/98  MNO      Misc. Non-     CR          110.00CR        110.00CR
                     UNALLOCATE
                        Total:                  878.00          145.00CR   463.00          0.00        180.00       380.00
-------------------------------------------------------------------------------------------------------------------------------
269301-5007            000101  HYATT CORPORATION       Occupied     Day Due:   1    Delq. Day:   0
                               WORK ORDER              5007         Last Payment:  06/3098             605.00
                               CHRIS GILBERT
                               (312) 750-8128
-----------------------------------------------------------------------------------------------------------------------------
 03/06/98   MNO      Misc. Non-     CR            8.93CR                                                 8.93CR
                     UNC/ WO # 87
                        Total:                    8.93CR          0.00         0.00          0.00        8.93CR         0.00
-----------------------------------------------------------------------------------------------------------------------------
269301-5025            000201  USSNET                  Occupied     Day Due:   1    Delq. Day:   0
                                                       5025         Last Payment:
-----------------------------------------------------------------------------------------------------------------------------
  02/25/98  MNO      Misc. Non-     CH        1,000.00                                                            1,000.00
                     2/98 LICEN
  03/01/98  MNO      Misc. Non-     CH        1,000.00                                               1,000.00
                     AUTOCHRG
  04/01/98  MNO      Misc. Non-     CH        1,000.00                                 1,000.00
                     AUTOCHRG
  05/01/98  MNO      Misc. Non-     CH        1,000.00                   1,000.00
                     AUTOCHRG
  06/01/98  MNO      Misc. Non-     CH        1,000.00      1,000.00
                     AUTOCHRG
                        Total:                5,000.00      1,000.00     1,000.00      1,000.00      1,000.00     1,000.00
-----------------------------------------------------------------------------------------------------------------------------
269301-6006            000073  MERCANTILE CAPITAL      Occupied    Day Due:   1    Delq. Day:   0
                               MARKETS                 6006        Last Payment:  06/19/98              70.23
-----------------------------------------------------------------------------------------------------------------------------
 04/01/98   RC       Esc-Re Tax     CH          151.53                                   151.53
                     AUTOCHRG
                        Total:                  151.53          0.00         0.00        151.53          0.00         0.00
-----------------------------------------------------------------------------------------------------------------------------
269301-6008            000073  BRADLEY UNIVERSITY      Occupied     Day Due:   1    Delq. Day:   0
                                                       6008         Last Payment:  06/12/98          2,008.64
-----------------------------------------------------------------------------------------------------------------------------
 03/30/98   MNO      Misc. Non-     CR        1,583.32CR                                             1,583.32CR
                     UNALLOCATE
                        Total:                1,583.32CR        0.00         0.00          0.00      1,583.32CR       0.00
-----------------------------------------------------------------------------------------------------------------------------

                                             AGED DELINQUENT AND PREPAID BALANCES
                                                  EQUITABLE REAL ESTATE MGMT.

===============================================================================================================================
Invoice Date        Category     Source         Amount       Current          30            60           90          120
-------------------------------------------------------------------------------------------------------------------------------
269301-6009            000076  CPC ELECTRICAL SUPPLY   Occupied     Day Due:   1    Delq. Day:   0
                               COMPANY                 6009         Last Payment:  06/2098              67.94
-------------------------------------------------------------------------------------------------------------------------------
  01/01/98  BR       Base Rent      CH        1,260.00                                                            1,260.00
                     AUTOCHRG
  02/01/98  BR       Base Rent      CH        1,260.00                                                            1,260.00
                     AUTOCHRG
  03/01/98  BR       Base Rent      CH        1,260.00                                               1,260.00
                     AUTOCHRG
  04/01/98  BR       Base Rent      CH        1,260.00                                 1.260.00
                     AUTOCHRG
  04/01/98  RC       Esc-RE Tax     CH           52.17                                    52.17
                     AUTOCHRG
  05/01/98  BR       Base Rent      CH        1,260.00                   1,260.00
                     AUTOCHRG
  05/01/98  RC       Esc-RE Tax     CH           52.17                      52.17
                     AUTOCHRG
  06/12/98  MNO      Misc. Non-     CR           15.77CR       15.77CR
                     AUTOCHRG
                        Total:                6,388.57         15.77CR   1,312.17      1.312.17      1,260.00     2,520.00
-------------------------------------------------------------------------------------------------------------------------------
269301-6010            000077  RICHARD L. GERBER       Occupied     Day Due:   1    Delq. Day:   0
                                                       6010         Last Payment:  06/12/98             19.96
-------------------------------------------------------------------------------------------------------------------------------
  01/01/98  BR       Base Rent      CH        1,069.67                                                            1,069.67
                     AUTOCHRG
  01/01/98  SRC      Cleaning-B     CH          149.50                                                              149.50
                     WORKORDER
  02/01/98  BR       Base Rent      CH        1,192.75                                                            1,192.75
                     AUTOCHRG
                        Total                 2,411.92          0.00         0.00          0.00          0.00     2,411.92
-------------------------------------------------------------------------------------------------------------------------------
269301-6011            000078  LISA KOTRA &            Occupied     Day Due:   1    Delq. Day:   0
                               ASSOCIATES              6011         Last Payment:  06/12/98          1,672.05
-------------------------------------------------------------------------------------------------------------------------------
  02/23/98  MNO      Misc. Non-     CH           42.93CR                                                             42.93CR
                     UNALLOCATE
  03/01/98  OC       Misc. Non-     NC          178.35CR                                               178.35CR
                     1997 OP. E
  03/23/98  MNO      Misc. Non-     CR           43.93CR                                                43.93CR
                     UNALLOCATE
  04/23/98  MNO      Misc. Non-     CR           76.43CR                                  76.43CR
                     AUTOCHRG
                        Total:                  341.64CR        0.00         0.00         76.43CR      222.28CR      42.93CR
-------------------------------------------------------------------------------------------------------------------------------
269301-7001            000092  LASALLE NATIONAL BANK   Occupied     Day Due:   1    Delq. Day:   0
                               ANTODRA ROUSE           7001         Last Payment:  06/11/98            275.00
-------------------------------------------------------------------------------------------------------------------------------
 06/11/98   MNO      Misc. Non-     CR          275.00CR      275.00CR
                     UNALLOCATE
                        Total:                  275.00CR      275.00CR       0.00          0.00          0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------
269301-8013            000148  BEAR CONSTRUCTION       Occupied     Day Due:   1    Delq. Day:   0
                               (708) 593-6400          8013         Last Payment:  07/21/98            159.80
-------------------------------------------------------------------------------------------------------------------------------
 05/07/98   MNO      Misc. Non-     CR          148.00CR                                                            148.00CR
                     UNALLOCATE
                        Total:                  148.00CR        0.00         0.00          0.00          0.00       148.00CR
-------------------------------------------------------------------------------------------------------------------------------

                                             AGED DELINQUENT AND PREPAID BALANCES
                                                  EQUITABLE REAL ESTATE MGMT.

===============================================================================================================================
Invoice Date        Category     Source         Amount       Current          30            60           90          120
-------------------------------------------------------------------------------------------------------------------------------
Totals:
          BR      Base Rent                95,736.81     69,153.80      13.545.09      1,637.78      2,424.92     8,975.22
          MIT     Misc Oper Income-
                    tenant                    591.03          0.00           0.00        591.03          0.00         0.00
          MNO     Misc. Non-operating     182,518.52CR   24,601.58CR       161.17     79,561.91CR    7,535.15CR  70,981.05CR
          MR      Esc-Misc/Pr Yr Adj          452.08CR        0.00           0.00          0.00          0.00       452.08CR
          OC      Escal-Op Exp/ Cur        16,505.00      6,408.28       5,486.49          0.00      1,829.93     2,780.30
                    Yr Est
          PC      Parking Income-           8,710.00      8,360.00         350.00          0.00          0.00         0.00
                    Contract
          RC      Esc-RE Taxes/Cur         32,882.31      7,913.93       8,641.25     15,712.45      3,279.23CR   3,893.88
                    Yr Est
          RR      Esc-RE Taxes/Pr           1,690.18CR        0.00           0.00          0.00          0.00     1,690.18CR
                    Yr Adj
          SR      Base rent-storage         2,513.00      1,855.00           0.00          0.00          0.00       658.00
          SRC     Cleaning-Billed
                    to Ten.                 8,369.04      7,996.54           0.00          0.00          0.00       372.50
          SVC     Service recovery          5,830.20      2,728.36       1,393.64          0.00      1,503.20       205.00
                    income
                         Total             13,523.39CR   79,814.33      29,577.67     61,620.65CR    5,056.33CR  56,238.41CR

                                Exhibit 5. 1 (e)
                                ----------------

                              NOTICE OF VIOLATIONS


Those items marked as "Open" on the attached notice of fire code violations.

AREA CO2                       CITY OF CHICAGO                      ICN 8005842
EDWARD P. ALTMAN               BUREAU OF FIRE PREVENTION
                               444 NO. DEARBORN ST.
JOHN T. ORMOND                 CHICAGO, IL. 6061O
Deputy Fire Commissioner



MADISON PLAZA BUILDING               DATE OF INSPECTION   02/23 /98 -
EDWARD NEMEC                         DATE OF NOTICE       03/11/98
200 W MADISON                        WIDTH 00175   LENGTH 00175   HEIGHT  045 02
CHICAGO IL  60606                    BLDG NO  00000   TENANT NO.
                                     FLOOR 000  ROOM     TYPE AN
                                     CONS'T    R         BADGE NO.  165
                                     OCCUP CLASS  M001

You are hereby notified as owner, agent. lessee or occupant of the structure located at 00200 W. MADISON
           -----
--------------------------------------------------------------------------------

to comply with the Municipal Code of Chicago within 15 days as follows:
                                                                         STATUS

0001 001295                                                                   C
     SECTION 13-76-030, 13-76-040, 13-76-050, 13-76-060, l3-76-070, 13-76-080,
     13-76-100,13-76-120 PROVIDE AND/OR TEST THE FIRE ALARM AND EVACUATION SYSTEM. THE TEST PROCEDURE,, THE INDIVIDUALS OR ORGANIZATION CONDUCTING SAID TEST, AND THE FINAL RESULTS MUST BE APPROVED BY THE FIRE PREVENTION BUREAU.

0003 001494                                                                   O
     SEC. 13-160-710, 13-196-090 EXTEND THE PRESENT EXIT LIGHTING SO AS TO INCLUDE. FL 45 HYATT STORAGE ROOM #3 SIGN

0004 001453                                                                   O
     SEC. 13-160-269 REPAIR THE ELECTO-MAGNETIC LOCKING DEVICES ON EXIT DOORS(S) AND KEEP THESE DOOR(S) IN OPERABLE CONDITION AT ALL TIMES FL 39 WEST STAIR DOOR (WOULD NOT OPEN ONLY HUMMING SOUND)

0005 001451                                                                   S
     SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S). FL 39 ELEVATOR LOBBY (MAKE ALL ACCESSIBLE TO STAIRWELL)

0006 001449                                                                   S
     SEC. 13-150-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK FL 39 ELEVAT0R LOBBY (MAKE ACCESSIBLE TO STAIRWELL)


C    Complied
S    Suppressed
O    Open

AREA CO2                       CITY OF CHICAGO                      ICN 8005842
EDWARD P. ALTMAN               BUREAU OF FIRE PREVENTION
                               444 NO. DEARBORN ST.
JOHN T. ORMOND                 CHICAGO, IL. 6061O
Deputy Fire Commissioner



MADISON PLAZA BUILDING               DATE OF INSPECTION    02/23 /98 -
EDWARD NEMEC                         DATE OF NOTICE        03/11/98
200 W MADISON                        WIDTH 00175   LENGTH 00175   HEIGHT  045 02
CHICAGO IL  60606                    BLDG NO 00000   TENANT NO.
                                     FLOOR 000  ROOM   TYPE  AN
                                     CONS'T R      BADGE NO.  165
                                     OCCUP CLASS  M001

You are hereby notified as owner, agent. lessee or occupant of the structure located at 00200 W. MADISON
           -----
--------------------------------------------------------------------------------
                                                                          STATUS
0007 001455                                                                   S
     SEC.13-16O-269 POST SIGN ON DOOR WHICH IS OPERATED BY AN ELECTRO-MAGNETIC LOCKING DEVICE, "PUSH UNTIL ALARM SOUNDS DOOR CAN BE OPENED IN FIFTEEN (l5) SECONDS"..
     FL 39 ELEVATOR LDBBY (MAKE ACCESSIBLE TO STAIRWELL)

0008 001451                                                                   S
     SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETlC LOCKING DEVICE(S).
     FL 38 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)

0009 001449                                                                   S
     SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES
     ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
     FL 38 ELEVATOR LOBBY (MAKE ACCESSIBLE To STAIRWELL)

0010 001455                                                                   S
     SEC. 13-160-269 POST SIGN ON DOOR WHICH IS OPERATED BY AN ELECTRO-MAGNETIC LOCKING DEVICE. "PUSH UNTIL ALARM SOUNDS DOOR CAN BE OPENED IN FIFTEEN
     (15) SECONDS".
     FL 38 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)

0011 001480                                                                   O
     SEC. 13- 160-700, 13-196-090 PROVIDE APPROVED DIRECTIONAL SIGNS, LETTERING SHALL BE IN BL0CK LETTERS THREE AND THREE EIGHTS (3 3/8) INCHES HIGH WITH A NINE SIXTEENTH (9/16) INCH STROKE. LETTERING AND ARROWS SHALL BE RED ON A WHITE TRANSLUCENT FIELD.
     FL 38 ELEVATOR LOBBY CORRIDOR TO STAIRS (#6 SIGN)

AREA CO2                       CITY OF CHICAGO                      ICN 8005842
EDWARD P. ALTMAN               BUREAU OF FIRE PREVENTION
                               444 NO. DEARBORN ST.
JOHN T. ORMOND                 CHICAGO, IL. 6061O
Deputy Fire Commissioner



MADISON PLAZA BUILDING               DATE OF INSPECTION   02/23 /98 -
EDWARD NEMEC                         DATE OF NOTICE     03/11/98
200 W MADISON                        WIDTH 00175   LENGTH 00175   HEIGHT  045 02
CHICAGO IL  60606                    BLDG NO 00000   TENANT NO.
                                     FLOOR 000  ROOM    TYPE  AN
                                     CONS'T   R    BADGE NO.  165
                                     OCCUP CLASS   M001

You are hereby notified as owner, agent. lessee or occupant of the structure located at 00200 W. MADISON
           -----
-------------------------------------------------------------------------------
                                                                         STATUS
0012  001870                                                                  C
      SEC. 15-4-870, 13-160-260, 2-36-280 KEEP ALL FXIR DOORS SO THAT THEY CAN BE EASILY OPENED FROM THE INSIDE WITHOUT THE USE OF A KEY OR ANY SPECIAL KNOWLEDGE.
      FL 31 ELEVATOR FREIGHT AREA (MAKE ACCESSIBLE TO STAIRWELL)

0013  001870                                                                  C
      SEC. 15-4-870, 13-160-260, 2-36-280 KEEP ALL EXIT DOORS SO THAT THEY CAN BE EASILY OPENED FROM THE INSIDE WITHOUT THE USE OF A KEY OR ANY SPECIAL KNOWLEDGE.
      FL 30 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)

0014  001870                                                                  C
      SEC.15-4-870, 13-16O-260, 2-36-280 KEEP ALL EXIT DOORS SO THAT THEY CAN BE EASILY OPENED FROM THE INSIDE WITHOUT THE USE 0FF A KEY OR ANY SPECIAL KNOWLEDGE.
      FL 29 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)

0015  001870                                                                  S
      SEC. 15-4-870, 13-l6O-26O, 2-36-280 KEEP ALL EXIT DOORS SO THAT THEY CAN BE EASILY OPENED FROM THE INSIDE WITHOUT THE USE OF A KEY OR ANY SPECIAL KNOWLEDGE,
      FL 25 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)

AREA CO2                       CITY OF CHICAGO                      ICN 8005842
EDWARD P. ALTMAN               BUREAU OF FIRE PREVENTION
                               444 NO. DEARBORN ST.
JOHN T. ORMOND                 CHICAGO, IL. 6061O
Deputy Fire Commissioner



MADISON PLAZA BUILDING               DATE OF INSPECTION   02/23 /98 -
EDWARD NEMEC                         DATE OF NOTICE       03/11/98
200 W MADISON                        WIDTH 00175   LENGTH 00175   HEIGHT  045 02
CHICAGO IL  60606                    BLDG NO 00000   TENANT NO.
                                     FLOOR 000  ROOM   TYPE  AN
                                     CONS'T  R      BADGE NO.  165
                                     OCCUP CLASS  M001

You are hereby notified as owner, agent. lessee or occupant of the structure located at 00200 W. MADISON
           -----
--------------------------------------------------------------------------------
                                                                         STATUS
0016 001494                                                                   O
     SEC. 13-160-710, 13-196-090 EXTEND THE PRESENT EXIT LIGHTING SO AS
     TO INCLUDE
     FL 15 ELEVATOR LOBBY (TO INDICATE DIRECTION TO STAIRS)

0017 001451                                                                   S
     SEC. 13-160-269, REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING
     DEVICE(S).
     FL 15 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)

0018 001449                                                                   S
     SEC.13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
     FL 15 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)

0019 001455                                                                   S
     SEC. 13-160-269 POST SIGN ON DOOR WHICH IS OPERATED BY AN ELECTRO-MAGNETIC LOCKING DEVICE, "PUSH UNTIL ALARM SOUNDS DOOR CAN BE OPENED IN FIFTEEN (15) SECONDS".
     FL 15 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)

0020 001451                                                                   S
     SEC. 13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S).
     FL  14 ELEVATOR LOBBY (MAKE ACCESSIBLE TO LOBBY)

AREA CO2                       CITY OF CHICAGO                      ICN 8005842
EDWARD P. ALTMAN               BUREAU OF FIRE PREVENTION
                               444 NO. DEARBORN ST.
JOHN T. ORMOND                 CHICAGO, IL. 6061O
Deputy Fire Commissioner



MADISON PLAZA BUILDING               DATE OF INSPECTION  02/23 /98 -
EDWARD NEMEC                         DATE OF NOTICE    03/11/98
200 W MADISON                        WIDTH 00175   LENGTH 00175   HEIGHT  045 02
CHICAGO IL  60606                    BLDG NO 00000   TENANT NO.
                                     FLOOR 000  ROOM   TYPE  AN
                                     CONS'T  R     BADGE NO.  165
                                     OCCUP CLASS   M001

You are hereby notified as owner, agent. lessee or occupant of the structure located at 00200 W. MADISON
           -----
--------------------------------------------------------------------------------
                                                                         STATUS
0021 001449                                                                   S
     SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S) SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
     FL 14 ELEVATOR LOBBY

0022 001455                                                                   S
     SEC. 13-160-26, POST SIGN ON DOOR WHICH IS OPERATED BY AN ELECTRO-MAGNETIC LOCKING DEVICE, "PUSH UNTIL ALARM SOUNDS DOOR CAN BE OPENED IN FIFTEEN (15) SECONDS".
     FL 14 ELEVATOR LOBBY

0023 001451                                                                   S
     SEC.13-160-269 REMOVED UNAPPROVED ELECTRO-MAGNETIC LOCKING DEVICE(S).
     FL 13 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)

0024 001449                                                                   S
     SEC. 13-160-269 PROVIDE APPROVED ELECTRO-MAGNETIC LOCKING DEVICES ON EXIT DOOR(S). SUBMIT THREE (3) SETS OF PLANS TO THE BUREAU OF FIRE PREVENTION AND OBTAIN APPROVAL BEFORE STARTING WORK.
     FL 13 ELEVATOR LOBBY

0025 001455                                                                   S
     SEC. 13-160-269 POST SIGN ON DOOR WHICH IS OPERATED BY AN ELECTRO-MAGNETIC LOCKING DEVICE, "PUSH UNTIL ALARM SOUNDS DOOR CAN BE OPENED IN FIFTEEN (15) SECONDS".
     FL  13 ELEVATOR LOBBY

AREA CO2                       CITY OF CHICAGO                      ICN 8005842
EDWARD P. ALTMAN               BUREAU OF FIRE PREVENTION
                               444 NO. DEARBORN ST.
JOHN T. ORMOND                 CHICAGO, IL. 6061O
Deputy Fire Commissioner



MADISON PLAZA BUILDING               DATE OF INSPECTION   02/23 /98 -
EDWARD NEMEC                         DATE OF NOTICE   03/11/98
200 W MADISON                        WIDTH 00175   LENGTH 00175   HEIGHT  045 02
CHICAGO IL  60606                    BLDG NO 00000   TENANT NO.
                                     FLOOR 000  ROOM TYPE  AN
                                     CONS'T R  BADGE NO.  165
                                     OCCUP CLASS M001

You are hereby notified as owner, agent. lessee or occupant of the structure located at 00200 W. MADISON
           -----
-------------------------------------------------------------------------------
                                                                         STATUS
0026 001870                                                                   S
     SEC. 15-4-870, 13-160-260, 2-36-280 KEEP ALL EXIT DOORS SO THAT THEY CAN BE EASILY OPENED FROM THE INSIDE WITHOUT THE USE OF A KEY OR ANY SPECIAL KNOWLEDGE.
     FL 9 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)

0027 001494                                                                   O
     SEC. 13-160-710, 13-160-090 EXTEND THE PRESENT EXIT LIGHTING SO AS TO INCLUDE.
     FL 8 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL

0028 001870                                                                   S
     SEC.15-4-870, 13-160-260, 2-36-280 KEEP ALL EXIT DOORS SO THAT THEY CAN BE EASILY OPENED FROM THE INSIDE WITHOUT THE USE OF A KEY OR ANY SPECIAL KNOWLEDGE.
     FL 8 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)

0029 001494                                                                   C
     SEC. 13-160-710, 13-196-090 EXTEND THE PRESENT EXIT LIGHTING SO AS TO INCLUDE.
     FL 5 ELEVATOR LOBBY (INDICATE LOCATION TO STAIRWELL)

0030 001454                                                                   C
     SEC. 13-160-280 ADJUST ENTRANCE AND/OR VESTIBULE DOOR(S) SO THAT THEY SHALL OPEN WITH A FORCE NOT TO EXCEED TEN (10) POUNDS.
     FL 5 ELEVATOR LOBBY (INDICATE LOCATION TO STAIRWELL)

AREA CO2                       CITY OF CHICAGO                      ICN 8005842
EDWARD P. ALTMAN               BUREAU OF FIRE PREVENTION
                               444 NO. DEARBORN ST.
JOHN T. ORMOND                 CHICAGO, IL. 6061O
Deputy Fire Commissioner



MADISON PLAZA BUILDING               DATE OF INSPECTION   02/23 /98 -
EDWARD NEMEC                         DATE OF NOTICE    03/11/98
200 W MADISON                        WIDTH 00175   LENGTH 00175   HEIGHT  045 02
CHICAGO IL  60606                    BLDG NO 00000  TENANT NO.
                                     FLOOR 000  ROOM TYPE  AN
                                     CONS'T  R     BADGE NO.  165
                                     OCCUP CLASS  M001

You are hereby notified as owner, agent. lessee or occupant of the structure located at 00200 W. MADISON
           -----
-------------------------------------------------------------------------------
                                                                         STATUS
0031 001494                                                                   C
     SEC. 13-160-710, 13-196-090 EXTEND THE PRESENT EXIT LIGHTING SO AS
     TO INCLUDE.
     FL 2 ELEVATOR LOBBY (INDICATE LOCATION TO STAIRWELL)

0032 001432                                                                   C
     SEC. 13-160-330, 15-4-880, 13-196-460 REMOVE ALL ITEMS FROM UNDER
     STAIRWAY(S) AND DISCONTINUE USING THIS AREA FOR A CLOSET OR STORAGE SPACE. BASEMENT CHILLER ROOM (OIL, BOXES, RAGS, METAL CABINET)

0033 001174                                                                   C
     SEC.13-112-140 DISCONTINUE USING THE BASEMENT, OR ANY OTHER AREA BELOW GRADE FOR FLAMMABLE LIQUIDS .
     BASEMENT PARKING GARAGE PAINT RM (THINNER & OIL BASED PAINTS

0034 001494                                                                   C
     SEC. 13-160-710, 13-196-090 EXTEND THE PRESENT EXIT LIGHTING SO AS TO INCLUDE.
     FL 1 WEST STAIRWELL (#3 SIGN)

0035 001276                                                                   C
     SEC. 15-8-640, 15-8-120, 13-112-220 CLOSE UP ALL OPENINGS AROUND EXPOSED PIPING WITH APPROVED NON-COMBUSTIBLE MATERIALS THAT WILL RETARD THE SPREAD OF FIRE.
     FL 1WEST STAIRWELL OVER DOOR

AREA CO2                       CITY OF CHICAGO                      ICN 8005842
EDWARD P. ALTMAN               BUREAU OF FIRE PREVENTION
                               444 NO. DEARBORN ST.
JOHN T. ORMOND                 CHICAGO, IL. 6061O
Deputy Fire Commissioner



MADISON PLAZA BUILDING               DATE OF INSPECTION   02/23 /98 -
EDWARD NEMEC                         DATE OF NOTICE       03/11/98
200 W MADISON                        WIDTH 00175  LENGTH 00175  HEIGHT  045 02
CHICAGO IL  60606                    BLDG NO 00000  TENANT NO.
                                     FLOOR 000  ROOM TYPE  AN
                                     CONS'T  R    BADGE NO.  165
                                     OCCUP CLASS   M001

You are hereby notified as owner, agent. lessee or occupant of the structure located at 00200 W. MADISON
           -----
-------------------------------------------------------------------------------
                                                                         STATUS
0036 001276                                                                   C
     SEC. 15-8-640, 15-8-120, 13-112-220 CLOSE UP ALL OPENINGS AROUND EXPOSED PIPING WITH APPROVED NON-COMBUSTIBLE MATERIALS THAT WILL RETARD THE SPREAD OF FIRE.

0037 001486                                                                   C
     SEC. 13-160-700, 13-196-030, 13-160-750 REMOVE UNAPPROVED EXIT, STAIRWAY,
     FIRE ESCAPE, OR DIRECTIONAL SIGN(S).
     FL 1 DOOR AT LOADING DOCK #12 GLASS

0038 001494                                                                   C
     SEC.13-160-710, 13-196-090 EXTEND THE PRESENT EXIT LIGHTING SO AS TO
     INCLUDE.
     FL 1 DOOR AT LOADING DOCK #3 GLASS

0039 001870                                                                   C
     SEC. 15-4-870, 13-160-260, 2-36-280 KEEP ALL EXIT DOORS SO THAT THEY CAN BE EASILY OPENED FROM THE INSIDE WITHOUT THE USE OF A KEY OR ANY SPECIAL KNOWLEDGE.
     FL 1 REAR HALL BEFORE NORTH EXIT (KEY LOCK ON DOOR)

0040 001650                                                                   C
     SEC. 13-180-040 MAINTAIN ADEQUATE CLEARANCE AROUND HEAT PRODUCING APPLIANCE(S) FREE FROM COMBUSTIBLE MATERIAL.
     MEZZANINE FAN ROOM CLOTHES HANGING & BOXES)

AREA CO2                       CITY OF CHICAGO                      ICN 8005842
EDWARD P. ALTMAN               BUREAU OF FIRE PREVENTION
                               444 NO. DEARBORN ST.
JOHN T. ORMOND                 CHICAGO, IL. 6061O
Deputy Fire Commissioner



MADISON PLAZA BUILDING               DATE OF INSPECTION   02/23 /98 -
EDWARD NEMEC                         DATE OF NOTICE   03/11/98
200 W MADISON                        WIDTH 00175   LENGTH 00175   HEIGHT  045 02
CHICAGO IL  60606                    BLDG NO 00000   TENANT NO.
                                     FLOOR 000  ROOM TYPE  AN
                                     CONS'T  R    BADGE NO.  165
                                     OCCUP CLASS  M001

You are hereby notified as owner, agent. lessee or occupant of the structure located at 00200 W. MADISON
           -----
-------------------------------------------------------------------------------
                                                                         STATUS
0041 001502                                                                   C
     SEC. 13-1247-320, 13-124-330 PROVIDE GUARD RAILS THAT ARE NOT LESS
     THAN THREE (3) FEET IN HEIGHT.
     FL 45 HYATT STORAGE RM TO KEEP STORAGE FROM FALLING IN STAIR

     Questions regarding this notice can be answered by calling 744-4716

     ******  Remember Smoke Detectors save lives ******

          CITY OF CHICAGO  FIRE PREVENTION BUREAU        06/05/98
          MANAGEMENT SUMMARY INFORMATION                 15:02:04

STANDARD    FUNCTION HOUSE # DIR STREET NAME     BLDG# TEN# BUR ST RECORD KEY
KEY DATA LINE===> FM   2      N   WELLS ST       00000               8005842
NAME/DESCR:
           OWNER/TENANT:                         RESPONSIBLE PARTY
NAME: MADISON PLAZA BUILDING    TP=0   NAME: MIGLIN-BEITLER       TP=R
ADDRS: EDWARD NEMEC             NI:Y   ADDRS: MIKE RILEY          NI:I
       200 W MADISON                          200 W MADISON
                                              SUITE 2050
CITY: CHICAGO                          CITY: CHICAGO
STATE: IL  ZIP: 60606                  STATE: IL   ZIP: 60606
PHONE: 407  6400 (312)                 PHONE:  407  6400 (312)
LAST-INSP  ANN.DATE STATUS    YEAR-BLT OCC-CLASS  TYPE  AREA    WIDTH    LENGTH
06/05/98   04/22/98 RECHECK     1985    M001       AN    CO2    00175     00175
HEIGHT BSMT WATER  EX  FA  AS  SP  FP  HD CD-CONSTRUCTION-TP TRS  OTHER-BLDG-USE
 045    02    C    Y   Y   Y   Y   Y          R FIRE RESISTIVE
HAXMAT:  YES   TK:  YES       VIOLATIONS:  YES      DOCUMENT OUT:  NO
GENERAL ADDRESS:
MISC:               PERMIT: 000000      ISSU-DTE:00/00/00       FEE: 350.00
PLEASE PRESS PF8 TO DISPLAY CURRENT VIOLATIONS

           CITY OF CHICAGO - FIRE PREVENTION BUREAU         06/05/98
                     DISPLAY FIRE VIOLATIONS                15:04:13
STANDARD FUNCTION   HOUSE# DIR  STREET NAME  BLDG#   T'EN#  BUR ST  RECORD KEY
EY DATA LINE===> FD   2     N    WELLS ST    00000                    8005842
   NAME/DESCR:

INSPECTION CONTROL NUMBER: 8005842

                                                                     INSPECTI0N

SEQ. VIOL#.  VIOLATION TEXT/LOCATION DESCRIPTION                     DATE

CD

001  001295  PROVIDE FOR A TEST OF THE FIRE ALARM SYSTEM             02/23/98  C

002  001245  NO SHORT TEXT ON FILE OR INCOMPLETE STATUS              02/23/98  S
             FL 44 SUITE 4400 FYATT WEST CENTER STAIR TO FL 45 STORAGE
003  001494  EXTEND THE PRESENT EXIT LIGHTING SO AS TO INCLUDE.      02/23/98  O
             FL 45 HYATT STORAGE ROOM #3 SIGN
004  001453  REPAIR ELECTRO-MAGNETIC LOCKS ON EXIT DOOR(S),          02/23/98  O
             FL 39 WEST STAIR DCOR (WOULD NOT OPEN ONLY HUMMING SOUND)
005  001451  REMOVE UNAPPROVED ELECTRO-MAGNETIC LOCKS,               06/05/98  S
             FL 39 ELEVATOR LOBBY (MAKE ALL ACCESSIBLE TO STAIRWELL)
006  001449  PROVIDE ELECTRO-MAGNETIC DEVICES, WITH PLANS.           06/05/98  S
             FL 39 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
MORE DATA ... PRESS PF2 TO DISPLAY

          CITY OF CHICAGO - FIRE PREVENTION BUREAU           06/05/98
                  DISPLAY FIRE VIOLATIONS                    15:04:13
STANDARD  FUNCTION  HOUSE#  DIR  STREET NAME   BLDG#  T'EN#  BUR ST  RECORD KEY
EY DATA LINE===> FD    2     N    WELLS ST     00000                   8005842
   NAME/DESCR:

INSPECTION CONTROL NUMBER: 8005842

                                                                    INSPECTI0N

SEQ. VIOL#.  VIOLATION TEXT/LOCATION DESCRIPTION                    DATE      CD

0007 001455  POST SIGN ON ELECTRO-MAGNETIC LOCKED DOOR.             06/05/98  S
             FL 39 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0008 001451  REMOVE UNAPPROVED ELECTRO-MAGNETIC LOCKS.              06/05/98  S
             FL 38 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0009 001449  PROVIDE ELECTRO-MAGNETIC DEVICES, WITH PLANS.          06/05/98  S
             FL 38 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0010 001455  POST SIGN ON ELECTRO-MAGNETIC LOCKED DOOR.             06/05/98  S
             FL 38 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0011 001480  PROVIDE APPROVED DIRECTIONAL SIGNS.                    02/23/98  O
             FL 38 ELEVATOR LOBBY CORRIDOR TO STAIRS (#6 SIGN)
0012 001870  KEEP EXIT DOORS SO THAT THEY CAN BE EASILY OPENED.     02/23/98  C
             FL 31 ELEVATOR FREIGHT AREA (MAKE ACCESSIBLE TO STAIRWELL)
MORE DATA... PRESS PF2 TO DISPLAY

          CITY OF CHICAGO - FIRE PREVENTION BUREAU           06/05/98
                  DISPLAY FIRE VIOLATIONS                    15:04:13
STANDARD  FUNCTION  HOUSE#  DIR  STREET NAME  BLDG#   T'EN#  BUR ST RECORD KEY
KEY DATA LINE===> FD  2      N    WELLS ST    00000                   8005842
   NAME/DESCR:

INSPECTION CONTROL NUMBER: 8005842

                                                                   INSPECTI0N

SEQ. VIOL#.  VIOLATION TEXT/LOCATION DESCRIPTION                   DATE       CD

0013 001870  KEEP EXIT DOORS SO THAT THEY CAN BE EASILY OPENED.    05/29/98   C
             FL 30 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0014 001870  KEEP EXIT DOORS SO THAT THEY CAN BE EASILY OPENED.    02/23/98   C
             FL 29 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0015 001870  KEEP EXIT DOORS SO THAT THEY CAN BE EASILY OPENED.    06/05/98   S
             FL 25 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0016 001494  EXTEND THE PRESENT EXIT LIGHTING SO AS TO INCLUDE.    02/23/98   O
             FL 15 ELEVATOR LOBBY (TO INDICATE DIRECTION TO STAIRS)
0017 001451  REMOVE UNAPPROVED ELECTRO-MAGNETIC LOCKS.             06/05/98   S
             FL 15 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0018 001449  PROVIDE ELECTRO-MAGNETIC DEVICES WITH PLANS.          06/05/98   S
             FL 15 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
MORE DATA... PRESS PF2 TO DISPLAY

          CITY OF CHICAGO - FIRE PREVENTION BUREAU          06/05/98
                   DISPLAY FIRE VIOLATIONS                  15:04:13
STANDARD  FUNCTION  HOUSE#  DIR   STREET NAME  BLDG#   T'EN#  BUR ST  RECORD KEY
KEY DATA LINE===> FD  2      N     WELLS ST    00000                    8005842
  NAME/DESCR:

INSPECTION CONTROL NUMBER: 8005842
                                                                    INSPECTI0N

SEQ. VIOL#.  VIOLATION TEXT/LOCATION DESCRIPTION                    DATE      CD

0019 001455  POST SIGN ON  ELECTRO-MAGNETIC LOCKED DOOR.            06/05/98  S
             FL 15 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0020 001451  REMOVE UNAPPROVED ELECTRO-MAGNETIC LOCKS.              06/05/98  S
             FL 14 ELEVATOR LOBBY (MAKE ACCESSIBLE TO LOBBY)
0021 001449  PROVIDE ELECTRO-MAGNETIC DEVICES WITH PLANS.           06/05/98  S
             FL 14 ELEVATOR LOBBY
0022 001455  POST SIGN ON ELECTRO-MAGNETIC LOCKED DOOR.             06/05/98  S
             FL 14 ELEVATOR LOBBY
0023 001451  REMOVE UNAPPROVED ELECTRO-MAGNETIC LOCKS.              06/05/98  S
             FL 13 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0024 001449  PROVIDE ELECTRO-MAGNETIC DEVICES, WITH PLANS.          06/05/98  S
             FL 13 ELEVATOR LOBBY
 MORE DATA... PRESS PF2 TO DISPLAY

           CITY OF CHICAGO - FIRE PREVENTION BUREAU        06/05/98
                   DISPLAY FIRE VIOLATIONS                 15:04:13
STANDARD FUNCTION   HOUSE#  DIR  STREET NAME  BLDG#   T'EN#   BUR ST  RECORD KEY
KEY DATA LINE===> FD  2      N    WELLS ST    00000                     8005842
   NAME/DESCR:

INSPECTION CONTROL NUMBER: 8005842
                                                                    INSPECTI0N

SEQ. VIOL#.  VIOLATION TEXT/LOCATION DESCRIPTION                    DATE      CD

0025 001455  POST SIGN ON ELECTRO-MAGNETIC LOCKED DOOR.             06/05/98  S
             FL 13 ELEVATOR LOBBY
0026 001870  KEEP EXIT DOORS SO THAT THEY CAN BE EASILY OPENED.     06/05/98  S
             FL 9 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0027 001494  EXTEND THE PRESENT EXIT LIGHTING SO AS TO INCLUDE.     02/23/98  O
             FL 8 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0028 001870  KEEP EXIT DOORS SO THAT THEY CAN BE EASILY OPENED.     06/05/98  S
             FL 8 ELEVATOR LOBBY (MAKE ACCESSIBLE TO STAIRWELL)
0029 001494  EXTEND THE PRESENT EXIT LIGHTING SO AS TO INCLUDE.     02/23/98  C
             FL 5 ELEVATOR LOBBY (INDICATE LOCATION TO STAIRWELL)
0030 001454  ADJUST ENTRANCE AND/OR VESTIBULE DOORS.                02/23/98  C
             FL 5 ELEVATOR LOBBY (INDICATE LOCATION TO STAIRWELL)

M0RE DATA... PRESS PF2 TO DISPLAY

          CITY OF CHICAGO - FIRE PREVENTION BUREAU           06/05/98
                DISPLAY FIRE VIOLATIONS                      15:04:13
STANDARD FUNCTION    HOUSE#  DIR  STREET NAME  BLDG#  T'EN#   BUR ST  RECORD KEY
KEY DATA LINE===> FD   2      N    WELLS ST    00000                    8005842
  NAME/DESCR:

INSPECTION CONTROL NUMBER: 8005842
                                                                    INSPECTI0N
SEQ. VIOL#.  VIOLATION TEXT/LOCATION DESCRIPTION                    DATE      CD

0031 001494  EXTEND THE PRESENT EXIT LIGHTING SO AS TO INCLUDE.     02/23/98  C
             FL 2 ELEVATOR LOBBY (INDICATE LOCATION TO STAIRWELL)
0032 001432  REMOVE ALL ITEMS FROM UNDER STAIRWAYS.                 02/23/98  C
             BASEMENT CHILLER ROOM (OIL, BOXES, RAGS, METAL CABINET)
0033 001174  DIS USING THE BSMT OR ANY OTHER AREA BELOW GRADE       02/23/98  C
             BASEMENT PARKING GARAGE PAINT RM (THINNER & OIL BASED PAINTS
0034 001494  EXTEND THE PRESENT EXIT LIGHTING SO AS TO INCLUDE.     02/23/98  C
             FL 1 WEST STAIRWELL (#3 SIGN)
0035 001276  CLOSE UP ALL OPENINGS AROUND EXPOSED PIPING.           02/23/98  C
             FL I WEST STAIRWELL OVER DOOR
0036 001276  CLOSE UP ALL OPENINGS AROUND EXPOSED PIPING.           02/23/98  C
             FL 1 GENERATOR ROOM OVER DOOR
MORE DATA... PRESS PF2 TO DISPLAY

          CITY OF CHICAGO - FIRE PREVENTION BUREAU          06/05/98
           DISPLAY FIRE VIOLATIONS                          15:04:13
STANDARD FUNCTION   HOUSE#  DIR STREET NAME  BLDG#   T'EN#   BUR ST  RECORD KEY
KEY DATA LINE===> FD  2      N    WELLS ST   00000                     8005842
   NAME/DESCR:

INSPECTION CONTROL NUMBER: 8005842
                                                                    INSPECTI0N
SEQ. VIOL#.  VIOLATION TEXT/LOCATION DESCRIPTION                    DATE      CD

0031 001486  REMOVE UNAPP EXIT, STAIR, FIRE ESCAPE, OR DIR SIGN     02/23/98  C
             FL 1 DOOR AT LOADING DOCK #12 GLASS
0038 001494  EXTEND THE PRESENT EXIT LIGHTING SO AS TO INCLUDE.     02/23/98  C
             FL 1 DOOR AT LOADING DOCK #3 GLASS
0039 001870  KEEP EXIT DOORS SO THAT THEY CAN BE EASILY OPENED.     05/29/98  C
             FL 1 REAR HALL BEFORE NORTH EXIT (KEY LOCK ON DOOR)
0040 001650  MAINTAIN ADEQUATE CLEARANCE AROUND HEAT PROD APP.      02/23/98  C
             MEZZANINE FAN ROOM CLOTHES HANGING & BOXES)
0041 001502  PROVIDE 3 FT HIGH GUARD RAILS.                         05/29/98  C
             FL 45 HYATT STORAGE RM TO KEEP STORAGE FROM FALLING IN STAIR